                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                 KEMPER INCOME AND CAPITAL PRESERVATION FUND
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              (Name of Registrant as Specified in Its Charter)



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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                                 IMPORTANT NEWS
                           KEMPER FUNDS SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE IS A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

                             QUESTIONS AND ANSWERS

Q:  WHAT IS HAPPENING?

A: Zurich Insurance Company, the parent of your Fund's investment manager (Zurich Kemper Investments, Inc. or "ZKI") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be integrated into SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement.

    The following pages elaborate on Scudder, the proposed new investment management agreement and the Fund Board's evaluation of Zurich and Scudder. A vote is also being sought on a Rule 12b-1 plan (the provisions of which are the same as in the current Rule 12b-1 plan) for the Class B shares and Class C shares of each Fund and other matters. A vote is also being sought on the election of trustees to the Board of Trustees, the selection of independent auditors, and a change in investment policies to permit a master/feeder fund structure in the future.

Q:  WHAT IS SCUDDER?

A: Scudder is one of America's oldest and largest investment management firms. It manages assets invested in equities, fixed income and money market instruments in both developed and emerging markets. Scudder provides investment services for open-end and closed-end funds, and private and institutional clients.

Q: WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A: The Investment Company Act of 1940 requires a vote whenever there is a change in control of an investment manager. The Zurich/Scudder transaction is such a change of control and requires a fund shareholder vote upon a new investment management agreement with each Fund. A vote upon the Rule 12b-1 distribution plan with each Fund, by shareholders of Class B and Class C shares only, is also required.

Q:  HOW WILL THE ZURICH/SCUDDER TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: Your Fund and your Fund investment will not change. You will still own the same shares in the same Fund. If the new investment management agreement and Rule 12b-1 plans are approved, your Fund shares will not change, the advisory fees charged to your Fund will not change, and the fee rate payable under your Fund's 12b-1 plan will not change.

    Zurich and Scudder have committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services.

Q:  WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

A: Yes, the investment advisory and Rule 12b-1 fees paid by your Fund will remain the same.

Q:  WILL THE BRAND IDENTITY OF THE KEMPER FUNDS SURVIVE?

A: Zurich and Scudder intend to maintain the distinct brand identity of the Kemper Funds. They are also committed to strengthening and enhancing the Kemper Funds brand and distribution channels, while maintaining its separate brand identity.

Q:  WHAT IS A MASTER/FEEDER FUND?

A: Rather than investing directly in a portfolio of securities, a feeder fund is authorized to pool its assets with other mutual funds managed by its investment manager for investment in a master fund. A purpose of a master/feeder fund structure is to achieve operational efficiencies.

Q:  HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, the board members of your Fund, including all of the independent members, recommend that you vote "For" all the items on the enclosed proxy card.

Q:  WHO IS PAYING THE COST OF THE SHAREHOLDER MEETING AND THIS PROXY
    SOLICITATION?

A: ZKI--not your Fund--is paying all costs of the Funds' shareholder meeting and proxy solicitation.

Q:  WHOM DO I CALL FOR MORE INFORMATION?

A:  Please call Shareholder Services at 1-800-621-1048.

                              ABOUT THE PROXY CARD

        [TO BE ILLUSTRATED WITH A SAMPLE OF THE BALLOT (NOT FILLED IN)]

Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote all issues shown on each proxy card that you receive.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of trustees), mark--For All, Withhold All or For All Except. If you mark an X in the For All Except box, you should print the number(s) relating to the individual(s) for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

                THANK YOU FOR MAILING YOUR PROXY CARD PROMPTLY!

 We appreciate your continuing support and look forward to serving your future investment needs.

                                  KEMPER FUNDS

            KEMPER EQUITY FUNDS/GROWTH STYLE
            KEMPER AGGRESSIVE GROWTH FUND
            KEMPER BLUE CHIP FUND
            KEMPER GROWTH FUND
            KEMPER QUANTITATIVE EQUITY FUND
            KEMPER SMALL CAPITALIZATION EQUITY FUND
            KEMPER TECHNOLOGY FUND
            KEMPER TOTAL RETURN FUND
            KEMPER VALUE PLUS GROWTH FUND

            KEMPER INTERNATIONAL AND GLOBAL FUNDS
            KEMPER ASIAN GROWTH FUND
            KEMPER GLOBAL INCOME FUND
            KEMPER INTERNATIONAL FUND

            KEMPER TAX-FREE INCOME FUNDS
            KEMPER INTERMEDIATE MUNICIPAL BOND FUND
            KEMPER MUNICIPAL BOND FUND
            KEMPER STATE TAX-FREE INCOME SERIES
              KEMPER CALIFORNIA TAX-FREE INCOME FUND
              KEMPER FLORIDA TAX-FREE INCOME FUND
              KEMPER MICHIGAN TAX-FREE INCOME FUND
              KEMPER NEW JERSEY TAX-FREE INCOME FUND
              KEMPER NEW YORK TAX-FREE INCOME FUND
              KEMPER OHIO TAX-FREE INCOME FUND
              KEMPER PENNSYLVANIA TAX-FREE INCOME FUND
              KEMPER TEXAS TAX-FREE INCOME FUND

            KEMPER INCOME FUNDS
            KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
            KEMPER DIVERSIFIED INCOME FUND
            KEMPER HIGH YIELD FUND
            KEMPER INCOME AND CAPITAL PRESERVATION FUND
            KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
            KEMPER U.S. GOVERNMENT SECURITIES FUND
            KEMPER U.S. MORTGAGE FUND

            KEMPER MONEY FUNDS
            KEMPER CASH RESERVES FUND

            Printed on recycled paper

KEMPER FUNDS
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

                                                                          , 1997

Dear Kemper Fund Shareholder:

As you read in the Questions and Answers (Q & A) on the outside cover, Zurich Insurance Company ("Zurich") has entered into an agreement with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which Zurich will acquire approximately 70% of Scudder. Upon completion of the transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"), and your Fund's investment manager, Zurich Kemper Investments, Inc. ("ZKI") will be combined with SKI. Because of the transaction, it is necessary for your Fund to approve a new investment management agreement and a new Rule 12b-1 Plan for Class B and Class C shares.

If the new investment management agreement and Rule 12b-1 Plan are approved, YOUR FUND SHARES WILL NOT CHANGE, THE ADVISORY FEES CHARGED TO YOUR FUND WILL NOT CHANGE, AND THE FEE RATE PAYABLE UNDER YOUR FUND'S RULE 12B-1 PLAN WILL NOT CHANGE. FURTHER, YOU SHOULD CONTINUE TO RECEIVE THE HIGH QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.

Your Fund Board has unanimously approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals.

As always, we thank you for your confidence and support.

Sincerely,

Stephen B. Timbers
Stephen B. Timbers
President                                                          [KEMPER LOGO]

KEMPER FUNDS
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

NOTICE OF JOINT MEETING OF SHAREHOLDERS
DECEMBER 3, 1997 AND PROXY STATEMENT

                                                                          , 1997

To the Shareholders:

You are invited to attend a joint special meeting of shareholders of the following Kemper Funds (each a "Fund" and collectively the "Funds"):

      KEMPER TECHNOLOGY FUND ("KTEC")
      KEMPER TOTAL RETURN FUND ("KTRF")
      KEMPER GROWTH FUND ("KGF")
      KEMPER SMALL CAPITALIZATION EQUITY FUND ("KSCF")
      KEMPER INCOME AND CAPITAL PRESERVATION FUND ("KICPF")
      KEMPER NATIONAL TAX-FREE INCOME SERIES ("KNTIS")
      KEMPER DIVERSIFIED INCOME FUND ("KDIF")
      KEMPER HIGH YIELD SERIES ("KHYS")
      KEMPER U.S. GOVERNMENT SECURITIES FUND ("KGSF")
      KEMPER INTERNATIONAL FUND ("KIF")
      KEMPER STATE TAX-FREE INCOME SERIES ("KSTIS")
      KEMPER PORTFOLIOS ("KP")
      KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND ("KARGF")
      KEMPER BLUE CHIP FUND ("KBCF")
      KEMPER GLOBAL INCOME FUND ("KGIF")
      KEMPER VALUE+GROWTH FUND ("KVGF")
      KEMPER QUANTITATIVE EQUITY FUND ("KQEF")
      KEMPER ASIAN GROWTH FUND ("KAGF")
      KEMPER AGGRESSIVE GROWTH FUND ("KAGGF")

The meeting will be held in the Presentation Room on the 32nd Floor at the offices of the Funds, 222 South Riverside Plaza, Chicago, Illinois on Wednesday, December 3, 1997 at 2:30 p.m., Chicago time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1. To elect nine (9) Trustees to the Board of Trustees.

2. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

3. To approve or disapprove a new investment management agreement with Scudder Kemper Investments, Inc. ("SKI") (or with Zurich Kemper Investments, Inc. ("ZKI") transferable to SKI).

4. To approve or disapprove a new sub-advisory agreement with Zurich Investment Management Limited ("ZIML") (including approval of a subsequent assignment) [for KIF, KGIF and KAGF only].

5. To approve or disapprove a new sub-advisory agreement with Zurich Kemper Value Advisors, Inc. ("ZKVA") [for KVGF only].

6. For Class B and Class C shareholders only, to approve or disapprove a new Rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. ("ZKDI").

7. To approve or disapprove changes in the Fund's fundamental investment policies to permit a master/feeder fund structure.

The Board of Trustees of each Fund has selected the close of business on September 17, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
------------------------------------------------------------------------------

The accompanying proxy is solicited by the Boards of Trustees (the "Boards") of the Funds for voting at the joint special meeting of shareholders of the Funds to be held on Wednesday, December 3, 1997, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders
on or about             , 1997.

THE SERIES FUNDS. Each of KNTIS, KSTIS, KP and KHYS is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

     The series of KNTIS are: Kemper Municipal Bond Fund ("KMBF") and Kemper Intermediate Municipal Bond Fund ("KIMBF").

     The series of KSTIS are: Kemper California Tax-Free Income Fund ("KCATF"); Kemper New York Tax-Free Income Fund ("KNYTF"); Kemper Florida Tax-Free Income Fund ("KFLTF"); Kemper Texas Tax-Free Income Fund ("KTXTF"); Kemper Ohio Tax-Free Income Fund ("KOHTF"); Kemper Michigan Tax-Free Income Fund ("KMITF"); Kemper New Jersey Tax-Free Income Fund ("KNJTF"); and Kemper Pennsylvania Tax-Free Income Fund ("KPATF").

     The series of KP are: Kemper Cash Reserves Fund ("KCRF"); Kemper U.S. Mortgage Fund ("KUSMF"); and Kemper Short-Intermediate Government Fund ("KSIGF").

     The series of KHYS are: Kemper High Yield Fund ("KHYF") and Kemper High Yield Opportunity Fund ("KHYOF"). As of September 17, 1997, KHYOF had not commenced operations and did not have any shareholders.

Each Fund (and each series of each series company) is divided into four classes of shares, including Class A Shares, Class B Shares, Class C Shares and, except for KSTIS, Class I Shares. Shares of each class represent a proportionate interest in that class.

The shareholders of each Fund are being asked to vote on up to six items. On
Item 1 (election of trustees) and Item 2 (ratification of selection of auditors), each Fund will vote in the aggregate and not by series or class. On
Item 3 (approval of new investment management agreement), each Fund will vote in the aggregate, except that in the case of KNTIS, KSTIS, KP, and KHYS, each series will vote separately. On Item 4 (approval of new sub-advisory agreement with ZIML) and Item 5 (approval of new sub-advisory agreement with ZKVA), each affected Fund will vote in the aggregate. On Item 6 (approval of new Rule 12b-1
Plan), the Class B Shares and the Class C Shares of each Fund (or in the case of KNTIS, KSTIS, KP and KHYS, of each series) will each vote separately. On Item 7

(approval of a change in the Fund's fundamental investment policies to permit a master/feeder fund), each Fund will vote in the aggregate, except that in the case of KNTIS, KSTIS, KP and KHYS, each series will vote separately. The Board of each Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The following table indicates which shareholders are solicited with respect to each Item:

------------------------------------------------------------------------------------------------------------------------------
               ITEM                  KTEC   KTRF   KGF   KSCF   KICPF   KNTIS   KDIF   KHYS   KGSF   KIF   KSTIS   KP    KARGF
------------------------------------------------------------------------------------------------------------------------------
 1. Elect Trustees                   X      X      X     X       X       X      X      X      X      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------
 2. Ratify selection of auditors     X      X      X     X       X       X      X      X      X      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------
 3. Approval of New Investment       X      X      X     X       X       X      X      X      X      X      X      X      X
 Management Agreement with Scudder
 Kemper Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------
 4. Approval of New Sub-Advisory                                                                     X
 Agreement with Zurich Investment
 Management Limited
------------------------------------------------------------------------------------------------------------------------------
 5. Approval of New Sub-Advisory
 Agreement with Zurich Kemper Value
 Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------
 6. Approval of New Rule 12b-1 Plan  X      X      X     X       X       X      X      X      X      X      X      X      X
------------------------------------------------------------------------------------------------------------------------------
 7. Approval of changes in           X      X      X     X       X       X      X      X      X      X      X      X      X
 fundamental investment policies to
 permit master/feeder structure
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------  --------------------------------------------
               ITEM                  KBCF   KGIF   KVGF   KQEF   KAGF   KAGGF
-----------------------------------
 1. Elect Trustees                   X      X      X      X      X       X
-----------------------------------
 2. Ratify selection of auditors     X      X      X      X      X       X
-----------------------------------
 3. Approval of New Investment       X      X      X      X      X       X
 Management Agreement with Scudder
 Kemper Investments, Inc.
-----------------------------------
 4. Approval of New Sub-Advisory            X                    X
 Agreement with Zurich Investment
 Management Limited
-----------------------------------
 5. Approval of New Sub-Advisory                   X
 Agreement with Zurich Kemper Value
 Advisors, Inc.
-----------------------------------
 6. Approval of New Rule 12b-1 Plan  X      X      X      X      X       X
-----------------------------------
 7. Approval of changes in           X      X      X      X      X       X
 fundamental investment policies to
 permit master/feeder structure
-----------------------------------

The Board of each Fund has fixed the close of business on September 17, 1997 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting. As of September 17, 1997, each Fund had shares issued and outstanding as set forth in Exhibit A.

INTRODUCTION

On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich will become the majority stockholder in Scudder with an approximately 70% interest, and ZKI will become a wholly-owned subsidiary of, or be combined with, Scudder ("Transaction"). Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI"). Scudder, a New York-based investment adviser and the investment manager for the Scudder and AARP Funds, has approximately $125 billion under management. ZKI, a Chicago-based investment adviser and the investment manager for the Kemper Funds, and its affiliates have approximately $85 billion under management. The headquarters of SKI will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of SKI and will become a member of Zurich's Corporate Executive Board. Some of the terms of the Transaction are also set forth in a form of second amended and restated Security Holders Agreement ("New SHA") to be entered into among the beneficial owners of the capital stock of Scudder, the Scudder Representatives, Scudder, Zurich, ZKIH and the Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust.

Consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. Accordingly, as discussed further below, a new investment management agreement between each Fund and SKI is being proposed for approval by shareholders of each Fund.

DESCRIPTION OF THE TRANSACTION.

Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in SKI to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transaction, current Scudder stockholders will have a 29.6% fully diluted equity interest in SKI and Zurich will have a 69.5% fully diluted interest in SKI. Scudder's name will be changed to Scudder Kemper Investments, Inc.

The purchase price for Scudder or for ZKI in the Transaction is subject to adjustment based on the effect on revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

At the closing, Zurich and the other stockholders of SKI will enter into the New SHA. Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the SKI board and two of the four members of an Executive Committee, which will be the primary management-level committee of SKI. Zurich will be entitled to designate the other four members of the SKI board and the other two members of the Executive Committee.

The names, addresses and principal occupations of the initial Scudder-designated directors of SKI are as follows: LYNN S. BIRDSONG, 345 Park Avenue, New York, New York, Managing Director of Scudder; CORNELIA M. SMALL, 345 Park Avenue, New York, New York, Managing Director of Scudder; and EDMOND D. VILLANI, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.

The names, addresses and principal occupations of the initial Zurich-designated directors of SKI are as follows: LAWRENCE W. CHENG, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich and a member of the Corporate Executive Board of Zurich; STEVEN M. GLUCKSTERN, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; ROLF HUEPPI, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and MARKUS ROHRBASSER, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and a member of the Corporate Executive Board of Zurich.

The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of SKI, effecting a public offering before April 15, 2005, causing SKI to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making changes in SKI's capital structure, dissolving or liquidating SKI, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to SKI stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of SKI, rights of Zurich to repurchase SKI stock upon termination of employment of SKI personnel, and registration rights for stock held by continuing Scudder stockholders.

The Transaction is subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S.-registered funds representing 90% of the assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transaction, or any litigation challenging the Transaction that is reasonably likely to result in an injunction or invalidation of the Transaction; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transaction is expected to close during the fourth quarter of 1997.

Subsequent to the execution of the Transaction Agreement, Zurich agreed to cause ownership of Zurich Investment Management Limited ("ZIML") to be transferred by Zurich (or a direct or indirect wholly-owned subsidiary of Zurich) to SKI (or a direct or indirect wholly-owned subsidiary of SKI). ZIML is a sub-adviser for certain of the Funds. While the amount of consideration payable to Zurich for ZIML has not yet been finally agreed upon, it is expected that such consideration would in no event exceed $50 million, payable in cash or shares of SKI stock or some combination thereof at the closing of the Transaction or over some period of time after the closing of the Transaction. Following the transfer, which is expected to take place at the same time as the closing of the Transaction, ZIML's board of directors would comprise representatives of Scudder and Zurich. The capital stock of ZIML initially may be transferred to one or more wholly-owned subsidiaries of Zurich, but ultimately will be transferred to SKI or one of its wholly-owned subsidiaries (the "ZIML Transaction"). The ZIML Transaction will result in an assignment of the sub-advisory agreement under the 1940 Act.

ITEM 1. ELECTION OF BOARD OF TRUSTEES

At the Meeting, nine (9) trustees are to be elected to constitute the Board of each Fund. All the nominees, except Messrs. Daniel Pierce and

Edmond Villani, were elected to the Board of each Fund at a special meeting of shareholders held on September 19, 1995.

It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon consummation of the Transaction and their election and qualification is contingent upon consummation of the Transaction. The term of each person elected as trustee will be from the date of the consummation of the Transaction until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns or is removed as provided in the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"). If the Transaction is not consummated, the current trustees of each Fund will continue to serve as the Fund's Board. Since the Funds do not hold annual meetings, trustees will hold office for an indeterminate period.

All the nominees listed below have consented to serve as trustees of the respective Funds, if elected. In case any nominee shall be unable or shall fail to act as a trustee by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                    A TRUSTEE
   -------------------------------              -----------------
David W. Belin (6/20/28)                 1976 -- KNTIS; 1977 -- KDIF,
Member, Belin Lamson McCormick           KGF, KHYS, KICPF, KSCF, KTEC,
Zumbach Flynn, P.C. (attorneys)          KTRF; 1979 -- KGSF; 1981 -- KIF;
                                         1982 -- KP; 1983 -- KSTIS; 1987
                                         -- KARGF, KBCF; 1989 -- KGIF;
                                         1995 -- KVGF, KQEF; 1996 --
                                         KAGF, KAGGF.
Lewis A. Burnham (1/8/33)                1977 -- KDIF, KGF, KHYS, KICPF,
Director, Management Consulting          KNTIS, KSCF, KTEC, KTRF; 1979 --
Services, McNulty & Company; formerly    KGSF; 1981 -- KIF; 1982 -- KP;
Executive Vice President, Anchor         1983 -- KSTIS; 1987 -- KARGF,
Glass Container Corporation              KBCF; 1989 -- KGIF; 1995 --
                                         KVGF, KQEF; 1996 -- KAGF, KAGGF.
Donald L. Dunaway (3/8/37)               1980 -- KDIF, KGSF, KGF, KHYS,
Retired; formerly Executive Vice         KICPF, KNTIS, KSCF, KTEC, KTRF;
President, A. O. Smith Corporation       1981 -- KIF; 1982 -- KP; 1983 --
                                         KSTIS; 1987 -- KARGF, KBCF; 1989
                                         -- KGIF; 1995 -- KVGF, KQEF;
                                         1996 -- KAGF, KAGGF.

   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                    A TRUSTEE
   -------------------------------              -----------------
Robert B. Hoffman (12/11/36)             1981 -- KDIF, KGSF, KGF, KHYS,
Senior Vice President and Chief          KICPF, KIF, KNTIS, KSCF, KTEC,
Financial Officer, Monsanto Company;     KTRF; 1982 -- KP; 1983 -- KSTIS;
formerly Vice President, FMC             1987 -- KARGF, KBCF; 1989 --
Corporation; prior thereto, Director,    KGIF; 1995 -- KVGF, KQEF; 1996
Executive Vice President and Chief       -- KAGF, KAGGF.
Financial Officer, Staley
Continental, Inc.
Donald R. Jones (1/17/30)                1988 -- KARGF, KBCF, KDIF, KGSF,
Retired; Director, Motorola, Inc.;       KGF, KHYS, KICPF, KIF, KNTIS,
formerly Executive Vice President and    KSCF, KSTIS, KTEC, KTRF, KP;
Chief Financial Officer, Motorola,       1989 -- KGIF; 1995 -- KVGF,
Inc.                                     KQEF; 1996 -- KAGF, KAGGF.
Shirley D. Peterson (9/3/41)             1995 -- All Funds, except KVGF,
President, Hood College; formerly        KQEF, KAGF and KAGGF; 1995 --
partner, Steptoe & Johnson               KVGF, KQEF; 1996 -- KAGF, KAGGF.
(attorneys); prior thereto,
Commissioner, Internal Revenue
Service; prior thereto, Assistant
Attorney General, U.S. Department of
Justice; Director, Bethlehem Steel
Corp.
*Daniel Pierce (3/18/34)                 Nominee
Chairman of the Board and Managing
Director, Scudder; Director,
Fiduciary Trust Company; Director,
Fiduciary Company Incorporated; Board
member of 14 investment companies
advised by Scudder.
William P. Sommers (7/22/33)             1979 -- KDIF, KGF, KHYS, KNTIS,
President and Chief Executive            KSCF, KTEC, KTRF; 1981 -- KGSF,
Officer, SRI International; formerly     KICPF, KIF; 1982 -- KP; 1983 --
Executive Vice President, Iameter;       KSTIS; 1987 -- KARGF, KBCF; 1989
prior thereto, Senior Vice President     -- KGIF; 1995 -- KVGF, KQEF;
and Director, Booz, Allen & Hamilton,    1996 -- KAGF, KAGGF.
Inc. (Retired); Director, Rohr, Inc.;
Therapeutic Discovery Corp.; and
Litton Industries.

   NAME (DATE OF BIRTH), PRINCIPAL              YEAR FIRST BECAME
     OCCUPATION AND AFFILIATIONS                    A TRUSTEE
   -------------------------------              -----------------
*Edmond D. Villani (3/4/47)              Nominee
President, Chief Executive Officer
and Managing Director, Scudder.

---------------
* Interested persons of Scudder as defined in the Investment Company Act of 1940.

All the nominees, except Messrs. Pierce and Villani, serve as board members of twenty-six Kemper Funds. Mr. Pierce and Mr. Villani have each been nominated to serve as a board member of thirty-nine Kemper Funds. A "Kemper Fund" is an investment company for which ZKI or its affiliates serve as investment manager.

The Board of Trustees of each Fund has a nominating committee, the members of which are Messrs. Burnham and Sommers and Ms. Peterson. The nominating committee proposed the nominees for election by the shareholders; and the Board of Trustees, including the non-interested trustees, concurred. The nominating
committee met    times during each Fund's most recently completed fiscal year.
Shareholders wishing to submit the name of a candidate for consideration by the nominating committee should submit their recommendations to the secretary of the applicable Fund.

Each Fund's audit committee is composed of Messrs. Dunaway, Hoffman and Jones.
The audit committee met    times during each Fund's most recently completed
fiscal year. The audit committee of each Fund makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters and performs such other tasks as the Board of Trustees of that Fund assigns.

The Board of each Fund met times during the Fund's most recently completed fiscal year. Each then current trustee attended 75% or more of the respective meetings of the Board and the committees of which he or she was a member that were held during that period.

Each Fund pays trustees who are not interested persons of such Fund a monthly retainer and an attendance fee for each Board meeting and committee meeting attended, plus expense reimbursement. As reflected above, the trustees currently serve as trustees of various investment companies for which ZKI serves as investment manager. Trustees or officers who are "interested persons" receive no compensation from any Fund.

The tables below show, for each trustee entitled to receive compensation from the Funds, the aggregate compensation paid or accrued by each

Fund for its most recently completed fiscal year and the total compensation that Funds paid to each trustee during the calendar year 1996. The trustees do not receive any pension or retirement benefits from any Fund.

    NAME OF TRUSTEE        KTEC    KTRF     KGF    KSCF    KICPF   KNTIS    KDIF    KHYS(1)    KGSF
    ---------------        ----    ----     ---    ----    -----   -----    ----    -------    ----
David W. Belin(2).......  $
Lewis A. Burnham........
Donald L. Dunaway(2)....
Robert B. Hoffman.......
Donald R. Jones.........
Shirley D. Peterson.....
William P. Sommers......

                                                                                                                 TOTAL
                                                                                                              COMPENSATION
                                                                                                              KEMPER FUNDS
                                                                                                                PAID TO
    NAME OF TRUSTEE        KIF    KSTIS     KP     KARGF   KBCF    KGIF    KVGF   KQEF   KAGF(4)   KAGGF(4)   TRUSTEES(3)
    ---------------        ---    -----     --     -----   ----    ----    ----   ----   -------   --------   ------------
David W. Belin(2).......                                                                   --        --         $143,400
Lewis A. Burnham........                                                                   --        --           88,800
Donald L. Dunaway(2)....                                                                   --        --          141,200
Robert B. Hoffman.......                                                                   --        --           92,100
Donald R. Jones.........                                                                   --        --           92,100
Shirley D. Peterson.....                                                                   --        --           89,800
William P. Sommers......                                                                   --        --           87,500

---------------

(1) Includes KHYF only.

(2) Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund.

(3) Includes compensation for service on the boards of 22 Kemper Funds with 40 fund portfolios. Each trustee currently serves as trustee of 26 Kemper Funds with 46 fund portfolios.

(4) KAGF and KAGGF have not yet adopted trustee compensation schedules.

FUND OFFICERS. Information about the executive officers of the Funds, with their respective dates of birth and terms of office indicated, is set forth below.

J. Patrick Beimford, Jr. (5/25/50), vice president of KDIF since 1/21/93, is executive vice president of ZKI.

Daniel J. Bukowski (5/6/63), vice president of KQEF since 8/8/95 and KVGF since 8/8/95, is senior vice president and director of quantitative research.

Elizabeth A. Byrnes (2/8/57), vice president of KARGF since 7/13/94, is first vice president of ZKI.

Tracy M. Chester (9/27/54), vice president of KBCF since 12/8/94, is senior vice president of ZKI since September 1994; prior thereto, was senior vice president and portfolio manager of an investment management company; and prior thereto, managed private accounts.

Philip J. Collora (11/15/45), vice president of KP since 1/28/86, KTEC, KTRF, KGF, KSCF, KICPF, KNTIS, KDIF, KHYS, KGSF, KIF, KSTIS, and KBCF since 1/17/89, KARGF since 5/28/87, KGIF since 7/25/89, KVGF since 8/8/95, KQEF since 8/8/95, KAGF since 5/30/96 and KAGGF since 11/20/96, and secretary of each Fund since 1/25/95, is senior vice president and assistant secretary of ZKI.

Robert S. Cessine (1/5/50), vice president of KICPF since 7/13/94 and KDIF since 5/05/95, is senior vice president of ZKI since January 1993; and prior thereto, was senior corporate bond analyst at an investment management company.

Jerome L. Duffy (6/29/36), treasurer of KTEC, KTRF and KICPF since 1/20/77, KGF and KSCF since 2/17/77, KNTIS and KDIF since 4/19/77, KHYS since 11/2/77, KGSF since 9/25/79, KIF since 1/20/81, KP since 3/3/82, KSTIS since 1/23/83, KARGF since 5/28/87, KBCF since 1/12/88, KGIF since 8/3/88, KVGF since 8/8/95, KQEF since 8/8/95 , KAGF since 5/30/96 and KAGGF since 11/20/96, is senior vice president of ZKI.

William M. Knapp (4/23/61), vice president of KVGF since 1/21/97, is first vice president of ZKI.

Frank D. Korth (7/11/45), vice president of KTEC since 1/14/94, is senior vice president of ZKI.

Gary A. Langbaum (12/16/48), vice president of KTRF since 6/15/95, is executive vice president of ZKI.

Charles R. Manzoni, Jr. (1/23/47), vice president of each Fund since 9/5/96, is executive vice president, secretary and general counsel of ZKI; secretary, ZKI Holding Corp.; secretary, ZKI Agency, Inc., and formerly, Partner, Gardner, Carton & Douglas (attorneys).

Michael A. McNamara (12/28/44), vice president of KDIF since 1/17/89 and KHYS since 1/22/91, is senior vice president of ZKI.

Christopher J. Mier (8/11/56), vice president of KSTIS since 1/30/90 and KNTIS since 1/22/91, is senior vice president of ZKI.

John E. Neal (3/9/50), vice president of each Fund since 1/18/96, is president of Kemper Funds Group, a unit of ZKI, and director of ZKI, ZKVA and ZKDI.

Robert C. Peck, Jr. (10/1/46), vice president of KICPF, KNTIS, KDIF, KHYS, KGSF, KSTIS, KP, KARGF and KGIF since 8/2/97, is executive vice president, chief investment officer--fixed income of ZKI, and formerly, executive vice president and chief investment officer of an unaffiliated investment management firm.

Frank J. Rachwalski, Jr. (3/26/45), vice president of KP since 1/23/84, is senior vice president of ZKI.

Harry E. Resis, Jr. (11/24/45), vice president of KDIF and KHYS since 1/21/93, is senior vice president of ZKI.

Steven H. Reynolds (9/11/93), vice president of KIF, KTEC, KTRF, KGF, KSCF, KBCF, KVGF and KQEF since 1/18/96, KAGF since 5/30/96 and KAGGF since 11/20/96, is executive vice president, chief investment officer-equities of ZKI.

Kurt R. Stalzer (5/1/58), vice president of KSCF since 1/21/97 and KAGGF since 9/15/97, is senior vice president of ZKI.

Stephen B. Timbers (8/8/44), president of each Fund since 3/11/95, is president, chief executive officer, chief investment officer and director of ZKI and director of ZKDI, ZKVA and LTV Corporation. Mr. Timbers is also trustee of each of the Funds.

Jonathan W. Trutter (11/29/57), vice president of KDIF since 5/05/95, is first vice president of ZKI.

Richard L. Vandenberg (11/16/49), vice president of KGSF, KARGF, KP and KDIF since 1/21/97, is senior vice president of ZKI.

Elizabeth C. Werth (10/1/47), assistant secretary of each Fund since 3/17/90, is vice president and director of state registrations of ZKI.

The officers of each Fund are elected by the Board of the Fund on an annual basis to serve until their successors are elected and qualified. It is anticipated that, after consummation of the Transaction, the Boards of the Funds will elect new officers who are expected to include persons currently affiliated with Scudder.

SHAREHOLDINGS

Set forth in Exhibit B is the number of shares of each Fund owned beneficially
by each trustee and nominee as of           , 1997.

As of           , 1997, no person is known to the Funds to own beneficially more than five percent of the shares of any class of any Fund, except as shown in Exhibit B.

ITEM 2. SELECTION OF INDEPENDENT AUDITORS

A majority of the members of each Board who are not "interested" persons of the Fund has selected Ernst & Young LLP, independent auditors, to audit the books and records of the Fund for the current fiscal year. This firm has served in this capacity for each Fund since the Fund was organized and has no direct or indirect financial interest in a Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. A representative of Ernst & Young LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and may make a statement.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR the ratification of the selection of independent auditors.

ITEM 3. NEW INVESTMENT MANAGEMENT AGREEMENT

INTRODUCTION

Zurich Kemper Investments, Inc. ("ZKI") is the investment adviser and manager for each Fund. ZKI and its indirect parent, Zurich Insurance Company ("Zurich"), entered into a transaction agreement with Scudder, Stevens & Clark, Inc. ("Scudder") whereby Zurich will acquire approximately 70% of Scudder. Upon completion of the Transaction, Scudder will change its name to Scudder Kemper Investments, Inc. ("SKI") and ZKI will be integrated into SKI.

As discussed above, consummation of the Transaction would constitute an "assignment," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of each Fund's current investment management agreement with ZKI. As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new investment management agreement ("management agreement") between each Fund and SKI is being proposed for approval by shareholders of each Fund. (Depending on the timing of integrating the Scudder and ZKI organizations, the new investment management agreement may initially be between the Fund and ZKI for some period following the Transaction and then be transferred to SKI without further action required on the part of shareholders of the Fund. SKI or ZKI, as party to the new investment management agreement, is sometimes referred to in this proxy statement as the "investment manager.") A copy of the form of the new management agreement is attached hereto as Exhibit C.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund met on June 30, 1997, August 1-2, 1997, August 18, 1997, and September 15, 1997 to consider the Transaction and its anticipated effects upon ZKI and the investment management and other services provided to the Funds by ZKI and its affiliates. In addition, the Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. On September 15, 1997 the Board of each Fund, including a majority of the trustees who are not parties to such agreement or interested persons of any such party, voted unanimously to approve the new management agreement and to recommend it to shareholders for their approval.

For information about each Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 3.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

Each current management agreement provides that the Fund's investment manager acts as investment adviser, manages the Fund's investments, administers the Fund's business affairs, furnishes offices, necessary facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if duly elected to such positions. Under the current management agreement, the Fund agrees to assume and pay the charges and expenses of its operations including, by way of example, the compensation of the trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is the annual management fee rate as a percentage of average daily net assets payable under the current management agreement for each Fund except KSCF and KAGGF. KSCF and KAGGF each pay at a base annual management fee rate of
 .65% of average daily net assets, subject to upward or downward adjustment on the basis of the investment performance of the Class A Shares of the Fund compared with the performance of the Standard & Poor's 500 Stock Index. After the effect of the adjustment, the management fee rate for the KSCF may range between .35% and .95% and the management fee rate for the KAGGF may range between .45% and .85%. (See page 11 of Exhibit C for more information regarding the computation of KSCF's and KAGGF's management fee.) Exhibit J shows the management fees paid by each Fund to ZKI for the Fund's most recently completed fiscal year.

                                               KBCF
                                               KDIF   KIMBF
                                               KGF    KARGF
                                               KHYF   KICPF
                                               KTEC   KSTIS
                                 KIF           KTRF   KUSMF   KMBF
APPLICABLE ASSETS ($000)  KAGF   KGIF   KVGF   KQEF   KSIGF   KGSF   KCRF
------------------------  ----   ----   ----   ----   -----   ----   ----
$0 - $250,000...........  .85%   .75%   .72%   .58%    .55%   .45%   .40%
$250,000 - $1,000,000...  .82    .72    .69    .55     .52    .43    .38
$1,000,000 -
  $2,500,000............  .80    .70    .66    .53     .50    .41    .35
$2,500,000 -
  $5,000,000............  .78    .68    .64    .51     .48    .40    .32
$5,000,000 -
  $7,500,000............  .75    .65    .60    .48     .45    .38    .30
$7,500,000 -
  $10,000,000...........  .74    .64    .58    .46     .43    .36    .28
$10,000,000 -
  $12,500,000...........  .73    .63    .56    .44     .41    .34    .26
Over $12,500,000........  .72    .62    .54    .42     .40    .32    .25

Except for KMBF, KGSF and KCATF, each management agreement provides that the Fund's investment manager will reimburse the Fund should the operating expenses of the Fund, including the investment management fee, but excluding taxes, interest, distribution fees, extraordinary expenses and brokerage commissions or transaction costs, and any other properly excludable expenses, exceed on an annual basis the applicable state expense limitations. Currently, there are no state expense limitations in effect. As to KMBF, KGSF and KCATF, each management agreement provides that the Fund's investment manager will reimburse the Fund should operating expenses of the Fund exceed on an annual basis the following levels: for KMBF and KGSF, 1% of average daily net assets; and for KCATF, 1.5% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. For this purpose, operating expenses include the investment management fee but exclude interest, taxes, extraordinary expenses, brokerage commissions and transaction costs and distribution fees. The investment management fee and the expense limitation are computed based upon average daily net assets of each Fund.

Each management agreement provides that the Fund's investment manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Fund's investment manager in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated for such Fund or series thereof without penalty upon sixty (60) days written notice by either party, or by a majority vote of the outstanding shares of the Fund or series thereof, and automatically terminates in the event of its assignment.

ZKI has acted as investment adviser and manager for each Fund since each Fund, except KGSF, commenced public offering of its shares as shown below. Also shown is the date of each current management agreement, the date when the current management agreement was last approved by the trustees and the shareholders of each Fund, the purpose of the last submission to shareholders of the current management agreement and the date to which the current management agreement continues.

                                                    APPROVAL OF CURRENT       CURRENT
                      COMMENCEMENT     DATE OF         AGREEMENT BY          AGREEMENT
                      OF INVESTMENT    CURRENT    -----------------------   CONTINUED BY
        FUND           OPERATIONS     AGREEMENT   TRUSTEES   SHAREHOLDERS   TRUSTEES TO
        ----          -------------   ---------   --------   ------------   ------------
KTEC.................    09/07/48     01/04/96    01/21/97   09/19/95(b)      03/01/98
KTRF.................    03/02/64     01/04/96    01/21/97   09/19/95(b)      03/01/98
KGF..................    04/04/66     01/04/96    01/21/97   09/19/95(b)      03/01/98
KSCF.................    02/20/69     01/04/96    01/21/97   09/19/95(b)      03/01/98
KICPF................    04/15/74     01/04/96    01/21/97   09/19/95(b)      03/01/98
KNTIS
  KMBF...............    04/20/76     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KIMBF..............    11/01/94     01/04/96    01/21/97   09/19/95(b)      03/01/98
KDIF.................    06/23/77     01/04/96    01/21/97   09/19/95(b)      03/01/98
KHYS
  KHYF...............    01/26/78     01/04/96    01/21/97   09/19/95(b)      03/01/98
KGSF.................    10/01/79(a)  01/04/96    01/21/97   09/19/95(b)      03/01/98
KIF..................    05/21/86     01/04/96    01/21/97   09/19/95(b)      03/01/98
KSTIS
  KCATF..............    02/17/83     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KNYTF..............    12/31/85     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KFLTF..............    04/25/91     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KTXTF..............    11/01/91     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KOHTF..............    03/22/93     01/04/96    01/21/97   09/19/95(b)      03/01/98

                                                    APPROVAL OF CURRENT       CURRENT
                      COMMENCEMENT     DATE OF         AGREEMENT BY          AGREEMENT
                      OF INVESTMENT    CURRENT    -----------------------   CONTINUED BY
        FUND           OPERATIONS     AGREEMENT   TRUSTEES   SHAREHOLDERS   TRUSTEES TO
        ----          -------------   ---------   --------   ------------   ------------
  KMITF..............    03/15/95     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KNJTF..............    03/15/95     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KPATF..............    03/15/95     01/04/96    01/21/97   09/19/95(b)      03/01/98
KP
  KCRF...............    02/06/84     01/04/96    09/15/97   09/19/95(b)      12/01/98
  KUSMF..............    10/26/84     01/04/96    01/21/97   09/19/95(b)      03/01/98
  KSIGF..............    02/01/89     01/04/96    01/21/97   09/19/95(b)      03/01/98
KARGF                    09/01/87     01/04/96    01/21/97   09/19/95(b)      03/01/98
KBCF.................    11/23/87     01/04/96    01/21/97   09/19/95(b)      03/01/98
KGIF.................    10/01/89     01/04/96    01/21/97   09/19/95(b)      03/01/98
KVGF.................                             01/21/97           (c)      03/01/98
KQEF.................                             01/21/97           (c)      03/01/98
KAGF.................                             01/21/97           (c)      03/01/98
KAGGF................                             01/21/97           (c)      03/01/98

---------------
(a) Date when ZKI assumed investment management responsibilities.

(b) The current management agreement was last submitted to shareholders for approval in connection with the Zurich/Kemper merger.

(c) The current management agreement was last submitted to shareholders for approval by the initial shareholder (i.e., ZKI) immediately prior to the commencement of the public offering of shares.

SUB-ADVISER--ZIML

KTEC, KTRF, KGF, KSCF, KICPF, KDIF, KHYF, KIF, KBCF, KGIF, KVGF, KQEF, KAGF and KAGGF each use the investment management services of Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, UK, ECM4, 7RQ, an indirect subsidiary of Zurich and an affiliate of ZKI, with respect to investments in foreign securities pursuant to the sub-advisory agreements between ZKI and ZIML described below. The current sub-advisory agreements are dated December 1, 1996, and will continue, unless replaced or otherwise terminated, until March 1, 1998.

As with the investment management agreements, the sub-advisory agreements with ZIML will terminate upon consummation of the Transaction. As discussed below, new sub-advisory agreements are proposed for KIF, KGIF and KAGF. (See "Item 4. New Sub-Advisory Agreement with Zurich Investment Management Limited.") For KTEC, KTRF, KGF, KSCF, KICPF, KDIF, KHYF, KBCF, KVGF, KQEF and KAGGF, however, new sub-advisory agreements are not being proposed; and the investment manager would assume responsibility for the portion of those Fund's assets invested in foreign securities. In addition, as described above, it is expected that ownership of ZIML will be transferred to SKI or to a direct or indirect wholly-owned subsidiary of SKI upon consummation of the Transaction.

Under the terms of the Sub-Advisory Agreement for a Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. For its services, ZIML receives from ZKI (not from the Funds) a monthly fee at the following annual rates on the portion of the average daily net assets allocated by ZKI to ZIML for management:

KTEC, KTRF, KGF, KSCF, KIF, KBCF, KVGF, KQEF,
  KAGF, KAGGF.............................................................. .35%
KICPF, KDIF, KHYF, KGIF.................................................... .30%

Each Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement is for a term ending March 1, 1998 and continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. Each Sub-Advisory Agreement may be terminated at any time for a Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. No sub-advisory fees were paid by ZKI to ZIML for each Fund's 1996 fiscal year, although in prior fiscal years ZKI has paid ZIML for its services to ZKI with respect to foreign securities investments of certain Funds.

SUB-ADVISER--ZKVA

KVGF uses the investment management services of Zurich Kemper Value Advisers, Inc. ("ZKVA") with respect to investments in the value portion of KVGF pursuant to the sub-advisory agreement between ZKI and ZKVA described below. ZKVA is a wholly-owned subsidiary of ZKI and is located at 280 Park Avenue, New York, New
York 10017. The current sub-advisory agreement is dated                , 19  ,
was approved on                , 19  , by ZKI as the initial shareholder, was
last approved
for continuation by the Board on                     , and will continue, unless
replaced or otherwise terminated, until                , 19  .

As with the investment management agreements, upon consummation of the Transaction, the sub-advisory agreement with ZKVA will terminate. As discussed below, a new sub-advisory agreement with ZKVA is being proposed. (See "Item 5. New Sub-Advisory Agreement with Zurich Kemper Value Advisors, Inc.") However, it is expected that, upon consummation of the Transaction or soon thereafter, ZKVA will be combined with SKI, the separate sub-advisory agreement with ZKVA will be terminated, and all ZKVA functions will be provided by SKI.

Under the terms of the Sub-Advisory Agreement, ZKVA manages the value portion of KVGF's portfolio and provides such investment advice, research and assistance as ZKI may, from time to time, reasonably request. ZKVA may, under the terms of the Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZKVA receives from ZKI (not from the Fund) a monthly fee at the annual rate of .25% of KVGF's average daily net assets. ZKVA permits any of its officers or employees to serve without compensation as trustees or officers of KVGF if elected to such positions.

The Sub-Advisory Agreement provides that ZKVA will not be liable for any error of judgment or mistake of law or for any loss suffered by KVGF in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKVA in the performance of its duties or from reckless disregard by ZKVA of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement continues by its terms from year to year if such continuance is specifically approved at least annually (a) by a majority of trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of KVGF, and (b) by the shareholders or the Board of Trustees of KVGF. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by ZKI, ZKVA or the Board of Trustees of KVGF or by a majority vote of the outstanding shares of KVGF, and will terminate automatically upon assignment or upon termination of KVGF's investment management agreement.

The sub-advisory fees paid by ZKI to ZKVA for KVGF for the fiscal year ended November 30, 1996 were $54,000.

NEW INVESTMENT MANAGEMENT AGREEMENT

The new investment management agreement for each Fund is substantially similar to the current investment management agreement. While the form of the agreement is different (i.e., a form generally used by Scudder), there is no material difference in the substance of the obligations of the investment manager under the agreement except that, under a separate agreement with Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, SFAC, rather than SKI as investment manager, will compute the net asset value for each Fund. SFAC will not charge the Funds for this service and has no current intention to do so; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under the agreement. In addition, for each Fund except KMBF, KGSF and KCATF, the expense limitation has been deleted because there are no longer any state expense limitations in effect.

The new management agreement for each Fund will be dated as of the date of the consummation of the Transaction, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. The new management agreement will be for an initial term ending on the same date as would the current management agreement but for the Transaction, and may continue thereafter from year to year if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of such Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

BOARD OF TRUSTEES EVALUATION

On June 27, 1997, the Board of each Fund was informed of the Transaction. Thereafter, each Board was given extensive information about the Transaction and Scudder. The Boards met with senior management personnel of Zurich and Scudder and had extended discussions regarding Zurich's and Scudder's plans for ZKI, SKI and the Funds. Throughout the process, the Independent Trustees of each Board had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. The Boards met on June 30, 1997, August 1-2, 1997, August 18, 1997 and September 15, 1997 to consider the Transaction and its effects on the Funds. The Independent Trustees also met separately with counsel on a number of occasions to discuss the Transaction. As a result of its review and consideration of the Transaction and the proposed new management agreements, at its meeting on September 15, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of each Fund for their approval.

In connection with its review, each Board obtained substantial information regarding: the management, financial position and business of Scudder; the history of Scudder's business and operations; the investment performance of the investment companies and private accounts advised by Scudder; the anticipated effect of the Transaction on the Funds and their shareholders; and future plans of Zurich and Scudder with respect to ZKI, SKI and the Funds. Each Board also received information regarding the terms of the Transaction and comprehensive financial information, including: employment agreements with senior Scudder executives; incentive stock compensation to be given to key ZKI personnel; and anticipated SKI management and board of directors.

In connection with their deliberations, the Boards of the Funds obtained certain assurances from Zurich and Scudder, including the following:

- Zurich and Scudder have provided to the Boards such information as is reasonably necessary to evaluate the new management and other agreements.

- Zurich looks upon SKI as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to SKI and its affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- Scudder looks upon the Kemper Funds as a core part of Scudder's global asset management strategy. With that focus, Scudder will devote to the Kemper Funds and their affairs all attention and resources that are necessary to provide for each Fund top quality investment management, shareholder, administrative and product distribution services.

- The Transaction will not result in any change in any Fund's investment objectives or policies.

- The Transaction is not expected to result in any adverse change in the investment management or operations of the Funds; and neither Zurich nor Scudder plans to make any material change in the manner in which investment advisory services or other services are rendered to each Fund which has the potential to have a material adverse effect upon any Fund.

- Zurich and Scudder are committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by ZKI and its subsidiaries, or superior thereto.

- Zurich and Scudder plan to maintain or enhance the SKI facilities and organization.

- In order to retain and attract key personnel, Zurich and Scudder intend for SKI to maintain overall compensation policies and practices at market levels or better.

- Zurich and Scudder intend to maintain the distinct brand identity of the Kemper and Scudder Funds and are committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

- Scudder has in place a detailed and comprehensive plan of action to effectively deal with the year 2000 issue for all SKI operations. The Kemper Funds will not be transferred from their current systems unless certain conditions are met.

- Zurich and Scudder will promptly advise the Boards of decisions materially affecting the SKI organization as they relate to the Funds. Neither this, nor any of the other above commitments will be altered by Zurich or Scudder without the Board's prior consideration.

Zurich and Scudder assured each Board that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of each Fund, currently and as proposed, would be in compliance with this provision of Section 15(f). (See Item 1--"Election of Board of Trustees.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich and Scudder are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich and Scudder have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, ZKI has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meetings of the Funds' shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds and the Independent Trustees, and Zurich has agreed to indemnify each

Fund and the Independent Trustees for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify each Fund and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

In evaluating each new management agreement, each Board took into account that the fees and expenses payable by each Fund under the new management agreement are the same as under the current management agreement, that the services provided to the Fund are the same (except for services to be provided under a separate Fund Accounting Agreement as described above) and that the other terms are substantially similar. Each Board also took into consideration the extent to which portfolio managers and research personnel would continue their functions with SKI. Each Board also considered Scudder's representation that the Funds' shareholder service providers and the terms of the shareholder service agreements were not being proposed to be changed. Each Board noted that, in previously approving the continuation of the current management agreements, the Board had considered a number of factors, including the nature and quality of services provided by ZKI; investment performance, both of the Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of the Fund and competitive investment companies; ZKI profitability from managing the Funds; fall-out benefits to ZKI from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of ZKI; and the potential benefits to ZKI and to the Funds and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board also considered that Scudder has a current policy of not paying higher brokerage commissions solely for receipt of market, statistical and other research services, that SKI is expected to adopt the same policy.

The Board discussed the Transaction with the senior management of ZKI, Scudder and Zurich and among themselves. The Board considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to SKI as are necessary to provide each Fund with top quality services. The Board also considered that Scudder is a large, well-established investment advisory firm with a substantial number of highly rated funds.

As a result of their review and consideration of the Transaction and the new management agreements, at its meeting on September 15, 1997, the Board of each Fund voted unanimously to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new management agreement.

ITEM 4. NEW SUB-ADVISORY AGREEMENT
WITH ZURICH INVESTMENT MANAGEMENT LIMITED
(FOR KIF, KGIF, AND KAGF ONLY.)

Zurich Investment Management Limited ("ZIML") is the sub-adviser for KIF, KGIF and KAGF. As noted above, the consummation of the Transaction and the ZIML Transaction each would constitute an "assignment," as defined in the 1940 Act, of each Fund's current sub-advisory agreement with ZIML. As required by the 1940 Act, each current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction and the ZIML Transaction, a new sub-advisory agreement with ZIML is being proposed for approval by the shareholders of each Fund. The new sub-advisory agreement with ZIML is on the same terms as the current sub-advisory agreement. A vote in favor of Item 4 will approve both the new sub-advisory agreement with ZIML to be effective at the time of the Transaction as well as the sub-advisory agreement with ZIML to be effective at the time of the ZIML Transaction. A copy of the new sub-advisory agreement is attached hereto as Exhibit D.

A new sub-advisory agreement will be dated as of the date of the consummation of the Transaction or the ZIML Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction (or ZIML Transaction), and may continue thereafter from year to year if such continuance is specifically approved at least annually by the vote of a "majority of the outstanding voting securities" of each of the Funds, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such a purpose.

BOARD OF TRUSTEES RECOMMENDATION

The Board of each Fund recommends that shareholders vote FOR approval of the new sub-advisory agreement with ZIML.

ITEM 5. NEW SUB-ADVISORY AGREEMENT WITH
ZURICH KEMPER VALUE ADVISORS, INC.
(FOR KVGF ONLY.)

Zurich Kemper Value Advisors, Inc. ("ZKVA") is the sub-adviser for KVGF. As noted above, the consummation of the Transaction would constitute an "assignment," as defined in the 1940 Act, of KVGF's current sub-advisory agreement with ZKVA. As required by the 1940 Act, the current sub-advisory agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, a new sub-advisory agreement with ZKVA is being proposed for approval by the shareholders of KVGF. The new sub-advisory agreement with ZKVA is on the same terms as the current sub-advisory agreement. A copy of the new sub-advisory agreement is attached hereto as Exhibit E.

The new sub-advisory agreement will be dated as of the date of the consummation of the Transaction and will be in effect for an initial term ending on the same date as would the current sub-advisory agreement but for the Transaction, and may continue thereafter from year to year if such continuance is specifically approved at least annually by vote of a "majority of the outstanding voting securities" of KVGF, as defined under the 1940 Act, or the Board, including, in either event, the vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose. It is expected, however, that upon consummation of the Transaction or soon thereafter, ZKVA will be combined with SKI, the separate sub-advisory agreement with ZKVA will be terminated and all ZKVA functions will be provided by SKI.

BOARD OF TRUSTEES RECOMMENDATION

The Board of KVGF recommends that shareholders vote FOR approval of the new sub-advisory agreement with ZKVA.

ITEM 6. NEW RULE 12B-1 DISTRIBUTION PLAN
(FOR CLASS B AND CLASS C SHAREHOLDERS ONLY)

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. Zurich Kemper Distributors, Inc. ("ZKDI"), acting as principal underwriter and distributor for each Fund, distributes each Fund's Class B Shares and Class C Shares pursuant to a Rule 12b-1 Plan.

Consummation of the Transaction may constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Rule 12b-1 Plan, which provides for its automatic termination in the event of its assignment. In anticipation of the Transaction a new Rule 12b-1 Plan is being submitted for shareholder approval of each Fund's Class B and Class C shareholders. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS THE FUND'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan for each Fund is attached hereto as Exhibit F. NO CHANGE IN FEES IS BEING PROPOSED.

On September 15, 1997, the Board of each Fund, including a majority of the "non-interested" trustees, voted unanimously to approve the new Rule 12b-1 Plan for each Fund, and directed that it be submitted to the Class B and Class C shareholders of each Fund at the Meeting, along with a recommendation that they approve the Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by a class, it will become effective for that class and will replace the current Rule 12b-1 Plan upon consummation of the Transaction.

DESCRIPTION OF THE NEW RULE 12B-1 PLAN

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit F and this summary is qualified in its entirety by reference to Exhibit F. THE NEW RULE 12B-1 PLAN DESCRIBED BELOW IS ON THE SAME TERMS AS THE CURRENT RULE 12B-1 PLAN FOR EACH FUND.

Under each Fund's Rule 12b-1 Plan, ZKDI receives a distribution fee, payable as an expense of the Class B Shares and the Class C Shares, which ZKDI uses to pay for distribution services for those classes. ZKDI bears all the expenses of providing such services, including the payment of any commissions or distribution fees. ZKDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of Fund Shares for sale under the securities laws of the various states, and each Fund bears the expense of registering its Shares with the SEC. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services. (See "Other Information--Underwriter" below.)

CLASS B SHARES. Each Fund's Class B Shares are sold to the public at net asset value with a contingent deferred sales charge ("CDSC"), and automatic conversion to Class A after a specified period of time. ZKDI receives a fee from each Fund, payable monthly, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class B Shares. This fee is accrued daily as an expense of Class B Shares. ZKDI also receives any CDSC. ZKDI currently compensates firms for sales of Class B Shares at a commission rate of 3.75%.

CLASS C SHARES. Each Fund's Class C Shares are sold to the public at net asset value with a CDSC for shares redeemed during the first year following purchase. ZKDI receives a fee from each Fund, payable monthly for as long as the shares are owned, at the annual rate of .75 of 1% of average daily net assets of each Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. ZKDI also receives any CDSC. ZKDI currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of .75 of 1% of net assets attributable to Class C Shares maintained and serviced by the firm. A firm becomes eligible for the distribution fee based upon assets in accounts in the month of purchase and the fee continues until terminated by ZKDI or a Fund.

The table below shows, as to the Rule 12b-1 Plan for the Class B Shares and the Class C Shares of each Fund, the date adopted, the date of the last amendment (if any), the date last approved by the trustees and the date to which it continues.

                                  CLASS B AND CLASS C RULE 12B-1 PLAN
                              -------------------------------------------
                                DATE        APPROVAL BY          DATE
           FUND               ADOPTED        TRUSTEES        CONTINUED TO
           ----               -------       -----------      ------------

KTEC......................    01/04/96       01/27/97          03/01/98
KTRF......................    01/04/96       01/27/97          03/01/98
KGF.......................    01/04/96       01/27/97          03/01/98
KSCF......................    01/04/96       01/27/97          03/01/98
KICPF.....................    01/04/96       01/27/97          03/01/98
KNTIS
  KMBF....................    01/04/96       01/27/97          03/01/98
  KIMBF...................    01/04/96       01/27/97          03/01/98
KDIF......................    01/04/96       01/27/97          03/01/98
KHYS
  KHYF....................    01/04/96       01/27/97          03/01/98
  KGSF....................    01/04/96       01/27/97          03/01/98
  KIF.....................    01/04/96       01/27/97          03/01/98
KSTIS
  KCATF...................    01/04/96       01/27/97          03/01/98
  KNYTF...................    01/04/96       01/27/97          03/01/98
  KFLTF...................    01/04/96       01/27/97          03/01/98
  KTXTF...................    01/04/96       01/27/97          03/01/98
  KOHTF...................    01/04/96       01/27/97          03/01/98
  KMITF...................    01/04/96       01/27/97          03/01/98
  KNJTF...................    01/04/96       01/27/97          03/01/98
  KPATF...................    01/04/96       01/27/97          03/01/98
KP
  KCRF....................    01/04/96       09/15/97          12/01/98
  KUSMF...................    01/04/96       01/27/97          03/01/98
  KSIGF...................    01/04/96       01/27/97          03/01/98
KARGF.....................    01/04/96       01/27/97          03/01/98
KBCF......................    01/04/96       01/27/97          03/01/98
KGIF......................    01/04/96       01/27/97          03/01/98
KVGF......................                   01/27/97          03/01/98

                                  CLASS B AND CLASS C RULE 12B-1 PLAN
                              -------------------------------------------
                                DATE        APPROVAL BY          DATE
           FUND               ADOPTED        TRUSTEES        CONTINUED TO
           ----               -------       -----------      ------------
KQEF......................                   01/27/97          03/01/98
KAGF......................                   09/15/97          03/01/98
KAGGF.....................                   09/15/97          03/01/98


The table below shows the distribution fees paid by each Fund to ZKDI for its Class B Shares and Class C Shares for the most recent fiscal year of that Fund. Information is not provided for KAGF and KAGGF because they recently commenced operations and do not yet have fiscal year data.

                        FISCAL    CLASS B RULE 12B-1 PLAN FEES   CLASS C RULE 12B-1 PLAN FEES
        FUND           YEAR END    PAID TO ZKI BY FUND ($000)     PAID TO ZKI BY FUND ($000)
        ----           --------   ----------------------------   ----------------------------

KTEC.................  10/31/96              $                                $
KTRF.................  10/31/96              $                                $
KGF..................  09/30/96              $                                $
KSCF.................  09/30/96              $                                $
KICPF................  10/31/96              $                                $
KNTIS................                        $                                $
  KMBF...............  09/30/96
  KIMBF..............  09/30/96
KDIF.................  10/31/96              $                                $
KHYS.................                        $                                $
  KHYF...............  09/30/96
KGSF.................  10/31/96              $                                $
KIF..................  10/31/96              $                                $
KSTIS................                        $                                $
  KCATF..............  08/31/97
  KNYTF..............  08/31/97              $                                $
  KFLTF..............  08/31/97              $                                $
  KTXTF..............  08/31/97              $                                $
  KOHTF..............  08/31/97              $                                $
  KMITF..............  08/31/97
  KNJTF..............  08/31/97
  KPATF..............  08/31/97
KP...................                        $                                $
  KCRF...............  09/30/96
  KUSMF..............  09/30/96              $                                $
  KSIGF..............  09/30/96              $                                $
KARGF................  08/31/97              $                                $
KBCF.................  10/31/96              $                                $
KGIF.................  12/31/96              $                                $
KVGF.................  11/30/96              $                                $
KQEF.................  11/30/96              $                                $

The new Rule 12b-1 Plan will be in effect for an initial term ending on the same date as would the current Rule 12b-1 Plan but for the Transaction and may continue thereafter from year to year for a class if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of that class, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non-interested" trustees, cast in person at a meeting called for such purpose.

Pursuant to the new Rule 12b-1 Plan, ZKDI will prepare reports to the Board of a Fund on a quarterly basis for the Fund's Class B Shares and Class C Shares showing the amounts paid to the various firms and such other information as from time to time the Board may reasonably request. The Rule requires the Board to review such reports at least quarterly.

In approving the new Rule 12b-1 Plan, the Board of each Fund determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit the Fund and its shareholders. In doing so, each Board considered several factors, including that the new Rule 12b-1 Plan would
(i) enable investors to choose the purchasing option best suited to their individual situations, thereby encouraging current shareholders to make additional investments in each Fund and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (ii) facilitate distribution of each Fund's shares, (iii) help maintain the competitive position of each Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements, and (iv) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing factors, the Board of each Fund voted unanimously to approve the new Rule 12b-1 Plans and to submit them to the shareholders for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new Rule 12b-1 Plan.

ITEM 7. CHANGES TO EACH FUND'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT A MASTER FUND/FEEDER FUND STRUCTURE

For greater investment flexibility, ZKI has recommended that each Fund make certain changes to its fundamental investment policies to permit the Fund to invest substantially all of its investable assets, except to the extent required to remain uninvested to satisfy near-term cash requirements, in an open-end management investment company managed by the same investment manager or an affiliate and having the same investment objectives and substantially similar policies and restrictions as the Fund (a

"Master Fund"). The proposed fundamental investment policies are set forth in Exhibit G.

The proposed changes to each Fund's fundamental investment policies would permit the Fund to adopt a "Master Fund/Feeder Fund Structure." Rather than investing directly in a portfolio of securities, a Fund would be authorized to pool its assets with other mutual funds managed by its investment manager for investment in a Master Fund, making it a "Feeder Fund." A purpose of such an arrangement is to achieve operational efficiencies, assuming that the assets of the Master Fund are greater than the assets of any individual Feeder Fund. While each Board has not determined that any Fund should convert to a Master Fund/Feeder Fund Structure at this time, each Board believes it could be in the best interests of some or all Funds at some future date.

If the proposed changes in the investment policies are approved by shareholders of a Fund, the Fund's Board could vote at some time in the future to convert that Fund into a Feeder Fund under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders will not be altered by this change.)

Under each Fund's Declaration of Trust, the affirmative vote of the shareholders of the affected series entitled to vote more than fifty percent of the votes entitled to be cast on the matter is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a Master Fund/Feeder Fund Structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund into a Master/Feeder Fund Structure through a sale or transfer of assets requires, under a conservative interpretation of each Fund's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund (or the affected series of the Fund, if applicable). Approval of Item 7 by shareholders is also, therefore, deemed to constitute approval of the Board's discretionary authority to convert a Fund into a Master Fund/Feeder Fund Structure through a sale or transfer of assets.

Any Master Fund in which a Feeder Fund would invest would be required to have the same investment objective and substantially similar policies and restrictions as the Feeder Fund. Accordingly, by investing in a Master Fund, a Feeder Fund would continue to pursue its present investment objectives and policies in substantially the same manner as it does currently, except that it would do so through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to institutional investors in addition to a

Feeder Fund, would invest in the same type of securities in which the Fund would have invested directly, providing substantially the same investment results to the Feeder Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Feeder Fund due to differences in Feeder Fund expenses.

By investing substantially all of its assets in a Master Fund, a Feeder Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds is expected to achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of institutional investors. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

If a Fund invests substantially all of its assets in a Master Fund, the Fund will no longer require portfolio management services. For this reason, if the shareholders of a Fund approve the proposed policy changes and the Board converts the Fund into a Feeder Fund, then the existing investment management agreement would be terminated; in such case, the Fund's Board would likely enter into an administration agreement for the provision of certain administrative services to the Fund currently provided under the existing investment management agreement, with compensation at such rates as may be approved by the trustees.

MASTER FUNDS. The investment objective of any Master Fund would be the same as the investment objective of the applicable Feeder Fund that would invest in it. If a Fund's Board votes to convert a Fund into a Feeder Fund, the Fund's assets will no longer be directly invested in the securities of multiple issuers, but rather will be invested in the securities of a single issuer, i.e., the Master Fund, which would be registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, inasmuch as the assets of the Master Fund would be invested in a portfolio of securities substantially similar to those in which a Feeder Fund is authorized to invest, the Fund's Board believes that there would not be material differences in risk to shareholders of a Fund investing indirectly through a Master Fund rather than directly in debt and other types of securities in which the Fund is authorized to invest. A Master Fund may have a different Board than the Feeder Fund.

A Feeder Fund may withdraw its investment in a Master Fund at any time if the Board determines that it is in the best interest of the shareholders of the Feeder Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restrictions of the Feeder Fund. Upon any such withdrawal, the Board of the Feeder Fund would consider what action might be taken, including the investment of all the assets of the Feeder Fund in another pooled investment entity having substantially the same investment objective as the Feeder Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies. If another pooled investment vehicle with substantially the same investment objective could not be found, it might have a significant impact on the investment of shareholders in the Feeder Fund.

Whenever a Feeder Fund is asked to vote on a proposal by the Master Fund, the Feeder Fund will hold a meeting of shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Once its assets are invested in a Master Fund, a Feeder Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based upon the daily net asset value of the Master Fund. The net income of the Feeder Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which are the same time and days that the Feeder Fund uses for this purpose.

Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. A Master Fund would not be required to hold annual meetings of its investors, but the Master Fund would be required to hold special meetings of investors when, in the judgment of its trustees, it was necessary or desirable to submit matters for an investor vote. Other investors in a Master Fund have rights similar to those of Feeder Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the trustees by a specified number of investors), they have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more of the Master Fund's trustees. Investors also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of investors. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to investors.

Each Master Fund investor is entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund are not transferable, but an investor (such as a Feeder Fund) may redeem all or any portion of its investment at any time at net asset value.

TAX CONSIDERATIONS. The implementation of the proposed new Master Fund/Feeder Fund investment policy of a Fund is not expected to have any adverse tax effects on the Fund or its shareholders. As a condition of and prior to implementation of conversion of a Fund to a Master

Fund/Feeder Fund structure, the applicable Fund will either obtain a private letter ruling from the Internal Revenue Service or will receive an opinion of counsel that no gain or loss for Federal income tax purposes will be recognized by the Feeder Fund, the Master Fund, or the shareholders of the Feeder Fund in connection with the transfer of the Feeder Fund's assets to the Master Fund in exchange for shares of beneficial interest in the Master Fund.

Each Feeder Fund would be expected to intend to continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Feeder Fund must meet certain income, distribution, and diversification requirements. It is expected that any Feeder Fund's investment in a Master Fund will satisfy these requirements. Provided each Feeder Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Feeder Fund will not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, would also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to a Feeder Fund will be distributed by the Feeder Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on that Feeder Fund's shareholders.

BOARD OF TRUSTEES RECOMMENDATION

As a result of its consideration of the foregoing facts, the Board of each Fund voted unanimously to approve the change in fundamental investment policies to permit a Master/Feeder fund structure and to submit them to the shareholders for their approval.

The Board of each Fund recommends that shareholders vote FOR approval of the new fundamental investment policies permitting a Master Fund/Feeder Fund structure.

OTHER INFORMATION

ZKI. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is the investment manager of each Fund and provides each Fund with continuous professional investment supervision. ZKI is one of the largest investment managers in the country and has been engaged in the management of investment funds for more than forty-nine years. ZKI and its affiliates provide investment advice and manage investment portfolios for the Kemper Funds, affiliated insurance companies and other corporate, pension, profit-sharing and individual accounts representing approximately $85 billion under management. ZKI acts as investment manager or principal underwriter for 32 open-end and seven closed-end investment companies, with 90 separate investment portfolios, representing more than 2.5 million shareholder accounts. ZKI is an indirect subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management ("Zurich").

The investment companies to which ZKI and its affiliates render investment management services, and the related management fees, are identified in Exhibit H.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKI are as follows:

NAME AND ADDRESS                               PRINCIPAL OCCUPATION
----------------                               --------------------
Stephen B. Timbers, Director             President, Chief Executive
222 South Riverside Plaza                Officer and Chief Investment
Chicago, Illinois 60606                  Officer, ZKI
John E. Neal, Director                   President, Kemper Funds Group
222 South Riverside Plaza
Chicago, Illinois 60606
William E. Chapman II                    President, Kemper Retirement
222 South Riverside Plaza                Plans Group
Chicago, Illinois 60606

ZIML. Zurich Investment Management Limited ("ZIML"), 1 Fleet Place, London, U.K. EC4M 7RQ, is an indirect subsidiary of Zurich. The names, addresses and principal occupations of the principal executive officer and the directors of ZIML are as follows:

NAME AND ADDRESS                            PRINCIPAL OCCUPATION
----------------                            --------------------
[insert]

ZKVA. Zurich Kemper Value Advisors, Inc. ("ZKVA"), 280 Park Avenue, New York, New York 10017, is a wholly-owned subsidiary of ZKI.

The names, addresses and principal occupations of the principal executive officer and the directors of ZKVA are as follows:

NAME AND ADDRESS                               PRINCIPAL OCCUPATION
----------------                               --------------------
George Keith, Chief Executive Officer    President, Chief Executive
and Director                             Officer and Director, ZKVA
280 Park Avenue
40th Floor
New York, New York 10017
Stephen B. Timbers, Director             President, Chief Executive
222 South Riverside Plaza                Officer and Chief Investment
Chicago, IL 60606                        Officer, ZKI
John E. Neal, Director                   President, Kemper Funds Group
222 South Riverside Plaza
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. For Funds that invest in foreign securities, The Chase Manhattan Bank, Chase Metro Tech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Funds held outside the United States. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Zurich Kemper Service Company ("ZKSC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of the Funds and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent.

IFTC receives an annual fee as custodian for each Fund, payable monthly, at a rate of $.10 per $1,000 of average monthly net assets of the Fund plus certain transaction charges and out-of-pocket expense reimbursement. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account (a maximum of $8 for KNTIS, KSTIS and KCRF accounts) plus account set up, maintenance, transaction and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Funds.

For the most recently completed fiscal year the Funds incurred custodian and transfer agent fees to IFTC and IFTC remitted shareholder service fees to ZKSC as set forth in Exhibit J. It is anticipated that ZKSC will continue to provide transfer agent services after consummation of the Transaction.

ADMINISTRATIVE SERVICES. Zurich Kemper Distributors, Inc. ("ZKDI") provides information and administrative services for shareholders of the

Funds pursuant to administrative services agreements ("administrative agreements"). ZKDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Funds and their special features, and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. ZKDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays ZKDI a fee, payable monthly, at the annual rate of up to .25 of 1% of average daily net assets of the Fund. ZKDI then pays each firm a service fee at an annual rate of up to .25 of 1% of net assets of those accounts in each Fund that it maintains and services, in accordance with the schedule set forth in Exhibit J. The fees are calculated monthly and payable quarterly until terminated by ZKDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with ZKDI.

ZKDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for the Funds. Currently, however, the administrative services fee payable to ZKDI is based only upon Fund assets in accounts for which there is a firm listed on a Fund's records and it is intended that ZKDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of the Funds while this procedure is in effect will depend upon the proportion of Fund assets in accounts for which there is a firm of record, as well as (for KARGF, KDIF, KGIF, KGSF, KHYS, KICPF, KNTIS and KSTIS) the date when shares representing such assets were purchased. The Board of a Fund may, in the future, approve basing the fee to ZKDI on all Fund assets or increasing the fee to .25 of 1% of average daily net assets without regard to the date of purchase.

Set forth in Exhibit J are the administrative services fees paid by each Fund to ZKDI during the most recent fiscal year and the effective rate at which each Fund paid administrative services fees. It is anticipated that ZKDI will continue to provide administrative services after consummation of the Transaction.

PRINCIPAL UNDERWRITER. Pursuant to an underwriting and distribution services agreement ("distribution agreement") with each Fund, ZKDI is the principal underwriter and distributor of each Fund's shares and acts as agent of each Fund in the sale of its shares. ZKDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. ZKDI provides for the preparation of sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. ZKDI bears the cost of qualifying and maintaining the qualification of the Fund shares for sale under the securities laws of the various states and each Fund bears the expense of registering its shares with the Securities and Exchange Commission. ZKDI may enter into related selling group agreements with various broker-dealers, including affiliates of ZKDI, that provide distribution services to investors. ZKDI also may provide some of the distribution services.

CLASS A SHARES. ZKDI receives no compensation from the Funds as principal underwriter for Class A Shares and pays all expenses of distribution of each Fund's Class A shares not otherwise paid by dealers or other financial services firms. ZKDI retains the sales charge upon the purchase of shares and pays or allows concessions or discounts to firms for the sale of each Fund's shares.

Set forth in Exhibit J as to each Fund during its most recent fiscal year are the commissions retained by ZKDI and allowed by ZKDI as commissions to financial services firms affiliated with ZKDI.

CLASS B AND C SHARES. See Item 6.--New Rule 12b-1 Distribution Plan.

CLASS I SHARES. Each Fund's Class I Shares are sold at net asset value without a front-end sales load and are not subject to a CDSC, distribution fee or service fee. Class I Shares are offered only for purchase by affiliated employee benefit plans and certain institutional investors.

PORTFOLIO TRANSACTIONS. ZKI and its affiliates furnish investment management services for the Kemper Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") is the sub-adviser for KTEC, KTRF, KGF, KSCF, KICPF, KDIF, KHYF, KIF, KBCF, KGIF, KVGF, KQEF, KAGF and KAGGF. ZKI and its affiliates share some common research and trading facilities. ZIML is the sub-adviser for other Kemper Funds as well. Zurich Kemper Value Advisors, Inc. ("ZKVA") is the sub-adviser for KVGF. ZKVA is the investment manager and sub-adviser for other Kemper Funds as well. (Each of ZKI, ZIML and ZKVA are referred to as an "Adviser.") At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by an Adviser or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

The Advisers, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement the Fund's policy of seeking best execution of orders. The Advisers may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and the Advisers and their affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisers and their affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, the Advisers may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by the Advisers and their affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and the Advisers and their affiliates, although the Advisers are not authorized to pay higher commissions to firms that provide such services, except as described below.

The Advisers may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses, and the cost attributable to non-research use is paid by the Adviser or one of its affiliates in cash. Subject to Section 28(e) and procedures adopted by the Board of Trustees of each Fund, a Fund (except for each of the series of KP) could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the Transaction if an Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Adviser's overall responsibilities to the Fund and other clients. Not all such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of the Advisers and their affiliates. The investment management fee paid by a Fund to an Adviser is not reduced because these research services are received.

SKI. It is expected that SKI (including ZKI under SKI's ownership) will implement portfolio transaction policies that are substantially similar to those currently used by the Advisers, except that SKI does not intend to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder, and, with respect to the practice of selecting firms to handle a particular transaction based upon the sales of Kemper Mutual Fund shares, SKI intends to only consider sales of shares of the Fund in question. In addition, to the maximum extent feasible, it is expected that SKI will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which will in turn place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from a Fund for this service.

Set forth in Exhibit J are the total brokerage commissions paid by each Fund for its most recently completed fiscal year, as well as the percentage of such amounts that was allocated to broker-dealer firms on the basis of research information or on the basis of sales of Kemper Mutual Fund shares.

SCUDDER. Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York 10154, is one of America's oldest and largest investment management firms. It manages approximately $125 billion in assets globally, about $50 billion of which are invested in equities and the balance in fixed income and money market investments. Scudder manages approximately $45 billion in a variety of open-end and closed-end funds for nearly two million shareholder accounts. The firm also provides investment services for private and institutional clients, such as trusts, endowments, and corporate employee benefit plans. Scudder manages more than $22 billion internationally in both developed and emerging markets. The firm is one of the world's largest managers of pension fund assets invested overseas.

Scudder manages two families of pure no-load mutual funds. The Scudder Family of Funds (approximately $23 billion) comprises 46 money market, bond and equity mutual funds. The AARP Investment Program from Scudder, a family of 15 funds (approximately $14 billion), is designed to address the needs of the more than 33 million members of the American Association of Retired Persons. The balance of the funds under management (approximately $7 billion) comprises closed-end, offshore, variable life insurance and other kinds of funds.

The investment companies to which Scudder renders investment management services, and the related fees, are identified in Exhibit I.

The names, addresses and principal occupations of the principal executive officer and the directors of Scudder are as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------

Daniel Pierce                          Chairman of the Board and
Two International Place                Managing Director, Scudder
Boston, Massachusetts
Edmond D. Villani                      President, Chief Executive
345 Park Avenue                        Officer and Managing Director,
New York, New York                     Scudder
Stephen R. Beckwith                    Managing Director, Scudder
345 Park Avenue
New York, New York
Lynn S. Birdsong                       Managing Director, Scudder
345 Park Avenue
New York, New York
Nicholas Bratt                         Managing Director, Scudder
345 Park Avenue
New York, New York
E. Michael Brown                       Managing Director, Scudder
Two International Place
Boston, Massachusetts
Mark S. Casady                         Managing Director, Scudder
Two International Place
Boston, Massachusetts
Linda C. Coughlin                      Managing Director, Scudder
Two International Place
Boston, Massachusetts
Margaret D. Hadzima                    Managing Director, Scudder
345 Park Avenue
New York, New York
Jerard K. Hartman                      Managing Director, Scudder
345 Park Avenue
New York, New York
Richard A. Holt                        Managing Director, Scudder
Two Prudential Plaza
180 North Stetson, Suite 5400
Chicago, Illinois
John T. Packard                        Managing Director, Scudder
101 California Street
San Francisco, California

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Kathryn L. Quirk                       Managing Director, Scudder
345 Park Avenue
New York, New York
Cornelia M. Small                      Managing Director, Scudder
345 Park Avenue
New York, New York
Stephen A. Wohler                      Managing Director, Scudder
Two International Place
Boston, Massachusetts

After consummation of the Transaction, it is anticipated that the principal executive officer and directors of SKI will be as follows:

          NAME AND ADDRESS                   PRINCIPAL OCCUPATION
          ----------------                   --------------------
Lynn Birdsong, Director                Senior Executive Officer--
345 Park Avenue                        International Operations, SKI
New York, New York
Lawrence Cheng, Director               Member of Corporate Executive
Mythenquai 2                           Board and Chief Investment
Zurich, Switzerland                    Officer for Investments and
                                       International Asset Management,
                                       Zurich
Steven Gluckstern, Director            Member of Corporate Executive
Mythenquai 2                           Board and responsible for
Zurich, Switzerland                    Reinsurance, Structured Finance,
                                       Capital Market Products and
                                       Strategic Investments, Zurich
Rolf Hueppi, Director                  Chairman and Chief Executive
Mythenquai 2                           Officer, Zurich; Chairman of
Zurich, Switzerland                    Board of Directors, SKI
Markus Rohrbasser, Director            Chief Financial Officer and
Mythenquai 2                           Member of Corporate Executive
Zurich, Switzerland                    Board, Zurich
Cornelia Small, Director               Senior Executive Officer--
345 Park Avenue                        Investment Management, SKI
New York, New York
Edmond Villani, Director               Chief Executive Officer, SKI
345 Park Avenue
New York, New York

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by ZKI, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of ZKI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, ZKI has retained First Data Corp. to solicit proxies on behalf of each Fund's Board and the boards of the other Kemper Funds, the fee for which will be borne by ZKI. A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE FUND, 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-621-1048.

PROPOSALS OF SHAREHOLDERS

As Massachusetts business trusts, the Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the applicable Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Boards of Trustees of the Funds are not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the holders of that class of shares of such Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the election of the persons who have been nominated as trustees for such Fund and FOR Items 2, 3, 4 (if applicable), 5 (if applicable), 6 (if Class B and Class C shares) and 7. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Item 1 (election of trustees) requires a plurality vote of the shares of each Fund. This means that the nine nominees receiving the largest number of votes will be elected. Item 2 (ratification of selection of independent auditors) requires the affirmative vote of a majority of the shares voting on the matter.
Item 3 (approval of new investment management agreement), Item 4 (approval of new sub-advisory agreement with ZIML), Item 5 (approval of new sub-advisory agreement with ZKVA) and Item 6 (approval of new Rule 12b-1 Plan) require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Item 7 (approval of change in fundamental investment policies to permit Master Fund/Feeder Fund structure) requires the affirmative vote of the shareholders of the affected series entitled to vote more than 50% of the votes entitled to be cast on the matter.

On Items 1 and 2, each Fund will vote in the aggregate and not by series or class. On Item 3, 4, 5 and 7, each Fund will vote in the aggregate except, in the case of KHYS, KNTIS, KSTIS and KP, as applicable, each series will vote separately. On Item 6, the Class B Shares and the Class C Shares of each Fund (or in the case of KHYS, KNTIS, KSTIS and KP, of each series) will vote separately by class.

The Declaration of Trust of each Fund provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares of a Fund constitutes a quorum for that Fund. Thus, the meeting for a particular Fund could not take place on its scheduled date if less than 30% of the shares of that Fund were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective Fund's shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1, abstentions and broker non-votes will have no effect; the nine nominees receiving the largest number of votes will be elected. On Item 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On Items 3, 4, 5, 6 and 7 abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items.

The Board of Trustees of each Fund recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Boards of Trustees,
Philip J. Collora
Secretary

                                                                       EXHIBIT A

              SHARES ISSUED AND OUTSTANDING ON SEPTEMBER 17, 1997

              FUND                   CLASS A    CLASS B    CLASS C    CLASS I
              ----                   -------    -------    -------    -------
KTEC.............................
KTRF.............................
KGF..............................
KSCF.............................
KICPF............................
KNTIS............................
  KMBF...........................
  KIMBF..........................
KDIF.............................
KHYS.............................
  KHYF...........................
KGSF.............................
KIF..............................
KSTIS............................
  KCATF..........................
  KNYTF..........................
  KFLTF..........................
  KTXTF..........................
  KOHTF..........................
  KMITF..........................
  KNJTF..........................
  KPATF..........................
KP...............................
  KCRF...........................
  KUSMF..........................
  KSIGF..........................
KARGF............................
KBCF.............................
KGIF.............................
KVGF.............................
KQEF.............................
KAGF.............................
KAGGF............................

                                                                       EXHIBIT B

                                 SHAREHOLDINGS

Set forth below is the number of shares of each Fund owned beneficially by each
trustee and nominee as of               , 1997. Also shown is the number of
shares owned beneficially by the trustees, nominees and officers as a group. In each case, the amounts shown are less than 1% of the outstanding shares of each class of each Fund or any series of KHYS, KNTIS, KSTIS or KP. All shares shown are Class A shares unless otherwise noted:

                                                                                                            TRUSTEES AND
                                                                                                            OFFICERS AS A
        FUND          BELIN   BURNHAM   DUNAWAY   HOFFMAN   JONES   PETERSON   PIERCE   SOMMERS   VILLANI       GROUP
        ----          -----   -------   -------   -------   -----   --------   ------   -------   -------   -------------
KTEC.................
KTRF.................
KGF..................
KSCF.................
KICPF................
KNTIS................
 KMBF................
 KIMBF...............
KDIF.................
KHYS.................
 KHYF................
KGSF.................
KIF..................
KSTIS................
 KCATF...............
 KNYTF...............
 KFLTF...............
 KTXTF...............
 KOHTF...............
 KMITF...............
 KNJTF...............
 KPATF...............
KP...................
 KCRF................
 KUSMF...............
 KSIGF...............
KARGF................
KBCF.................
KGIF.................
KVGF.................
KQEF.................
KAGF.................
KAGGF................

---------------
 * Includes      Class B Shares
** Class B Shares Only

                           HOLDERS OF MORE THAN 5% OF
                          ANY CLASS OF A FUND'S SHARES

As of                , 1997, no person is known to the Funds to own beneficially more than five percent of the Shares of any class of any Fund except as shown below.

                                                 NUMBER
         FUND              NAME AND ADDRESS     OF SHARES   % OF CLASS
         ----              ----------------     ---------   ----------

                                                                       EXHIBIT C

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

                                [NAME OF TRUST]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

[Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees is authorized to issue the Trust's shares of beneficial interest, par value $ per share, (the "Shares") in separate series, or funds. The Board of Trustees has authorized [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

1. DELIVERY OF DOCUMENTS. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the Fund:

(a) The Declaration dated          , 19  , as amended to date.

(b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

(c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

(d) Establishment and Designation of Series of Shares of Beneficial Interest
dated          , 19  relating to the Fund.

The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Trust. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Trust is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of of 1 percent of the average daily net assets as defined below of the Fund for such month; [provided that, for any calendar month during which the average of
such values exceeds $       , the fee payable for that month based on the
portion of the average of such values in excess of $     shall be 1/12 of
of 1 percent of such portion;] [and provided that, for any calendar month during
which the average of such values exceeds $       , the fee payable for that
month based on the portion of the average of such values in excess of $
shall be 1/12 of      of 1 percent of such portion;] [See page   of proxy
statement for each Fund's management fee and page C-11 for a description of the computation of the fee for KSCF and KAGGF] over [(b) the greater of (i)
the amount by which the Fund's expenses exceed   % of average daily net assets
or (ii)] any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

[You agree that your gross compensation for any fiscal year shall not be greater than an amount which, when added to other expenses of the Fund, shall cause the
aggregate expenses of the Fund to equal   % of average daily net assets. [KMBF
and KGSF: 1% of average daily net assets; KCATF: 1.5% of average daily net assets up to $30 million and 1% of average daily net assets over $30 million.] Except to the extent that such amount has been reflected in reduced payments to you, you shall refund to the Fund the amount of any payment received in excess of the limitation pursuant to this section 5 as promptly as practicable after the end of such fiscal year, provided that you shall not be required to pay the Fund an amount greater than the fee paid to you in respect of such year pursuant to this Agreement. As used in this section 5, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and "expense limitation" means a limit on the maximum annual expenses which may be incurred by an investment company determined (i) by multiplying a fixed percentage by the average, or by multiplying more than one such percentage by different specified amounts of the average, of the values of an investment company's net assets for a fiscal year or (ii) by multiplying a fixed percentage by an investment company's net investment income for a fiscal year.]

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
force until                , 19 , and continue in force from year to year
thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Trust]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.

You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                              Yours very truly,

                              [Name of Trust], on behalf of
                              Kemper                Fund

                              By:_______________________________
                                        President

The foregoing Agreement is hereby accepted as of the date hereof.

                              SCUDDER KEMPER INVESTMENTS, INC.

                              By:_______________________________
                                        President

                   DESCRIPTION OF MANAGEMENT FEE SCHEDULE FOR
                    KEMPER SMALL CAPITALIZATION EQUITY FUND
                       AND KEMPER AGGRESSIVE GROWTH FUND

As compensation for the services and facilities furnished, KSCF and KAGGF pay a base annual investment management fee, payable monthly, at the rate of .65 of 1% of the average daily net assets of the Fund. This base fee is subject to upward or downward adjustment on the basis of the investment performance of the Fund's Class A shares as compared with the performance of the Standard & Poor's 500 Stock Index (the "Index").

The Fund will pay an additional monthly fee at the rate of 1/12 of .05% of such average daily net assets for the preceding twelve months for each percentage point (fractions to be prorated) by which the Fund's Class A shares performance exceeds that of the Index for the immediately preceding twelve months; provided that such additional monthly fee shall not exceed 1/12 of .30% of the average daily net assets. Conversely, the compensation payable by the Fund will be reduced by the rate of 1/12 of .05% of such average daily net assets for each percentage point (fractions to be prorated) by which the Fund's Class A shares performance falls below that of the Index, provided that such reduction in the monthly fee shall not exceed 1/12 of .30% of the average net assets. The total fee on an annual basis can range from .35% to .95% of average daily net assets.

The Fund's Class A shares investment performance during any twelve month period is measured by the percentage difference between (i) the opening net asset value of one Class A share of the Fund and (ii) the sum of the closing net asset value of one Class A share of the Fund plus the value of any income and capital gain dividends on such Class A share during the period treated as if reinvested in Class A shares of the Fund at the time of distribution. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the twelve month period with cash distributions on the securities which comprise the Index being treated as reinvested in the Index at the end of each month following the payment of the dividend.

Each monthly calculation of the incentive portion of the fee may be illustrated as follows: if over the preceding twelve month period the adjusted net asset value applicable to one Class A share went from $10.00 to $11.00 (10% appreciation) and the Index, after adjustment, went from 100 to 104 (or only 4%), the entire incentive compensation would have been earned by ZKI. On the other hand, if the Index rose from 100 to 110 (10%), no incentive fee would have been payable. A rise in the Index from 100 to 116 (16%) would have resulted in the minimum monthly fee of 1/12 of .35%.

Since the computation is not cumulative from year to year, an additional management fee may be payable with respect to a particular year, although the Fund's Class A shares' performance over some longer period of time may be less favorable than that of the Index. Conversely, a lower management fee may be payable in a year in which the Fund's Class A shares' performance is less favorable than that of the Index, although the Fund's Class A shares' performance over a longer period of time might be better than that of the Index.

                                                                       EXHIBIT D

                         FORM OF SUB-ADVISORY AGREEMENT
                   WITH ZURICH INVESTMENT MANAGEMENT LIMITED

AGREEMENT made this      day of                , 199 , by and between SCUDDER
KEMPER INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH INVESTMENT MANAGEMENT LIMITED, an English corporation (the "Sub-Adviser").

WHEREAS, [Name of Fund], a Massachusetts business trust (the "Fund") is a management investment company registered under the Investment Company Act of 1940;

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services with regard to the Fund's sole series (the "initial series") pursuant to an Investment Management Agreement (the "Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the portfolio of the Fund's initial series allocated to the Sub-Adviser by the Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the initial series of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management, including services related to foreign securities, foreign currency transactions and related investments, in accordance with the applicable investment objectives, policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser; and, in connection therewith, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines and subject to satisfying the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

The Sub-Adviser will keep the Fund and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Fund, furnish to the Fund and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Advisers Act of 1940 and the Investment Company Act of 1940, and all rules and regulations thereunder, and all applicable laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees and identified in writing to the Sub-Adviser.

The Sub-Adviser shall provide the Adviser with such investment portfolio accounting and shall maintain and provide such detailed records and reports as the Adviser may from time to time reasonably request, including without limitation, daily processing of investment transactions and cash positions, periodic valuations of investment portfolio positions as required by the Adviser, monthly reports of the investment portfolio and all investment transactions and the preparation of such reports and compilation of such data as may be required by the Adviser to comply with the obligations imposed upon it under Management Agreement.

The Sub-Adviser shall provide adequate security with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including any means for the effecting of securities transactions.

The Sub-Adviser agrees that it will make available to the Adviser and the Fund promptly upon their request copies of all of its investment records and ledgers with respect to the Fund to assist the Adviser and the Fund in monitoring compliance with the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as other applicable laws. The Sub-Adviser will furnish the Fund's Board of Trustees such periodic and special reports with respect to the Fund's portfolio as the Adviser or the Board of Trustees may reasonably request.

In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, the Sub-Adviser hereby agrees that any records that it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Investment Company Act of 1940 any records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under such Act to the extent that the Sub-Adviser prepares and maintains such records pursuant to this Agreement and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 for the period specified in that Rule.

The Sub-Adviser agrees that it will immediately notify the Adviser and the Fund in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the United States Securities and Exchange Commission, the Investment Management Regulatory Organization ("IMRO") or other regulatory authority.

The Sub-Adviser represents that it is an investment adviser registered under the Investment Advisers Act of 1940 and other applicable laws and it is regulated by IMRO and will treat the Fund as a Non-Private Customer as defined by IMRO. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Investment Company Act of 1940 and the Investment Advisers Act of 1940.

The Sub-Adviser shall be responsible for maintaining an appropriate compliance program to ensure that the services provided by it under this Agreement are performed in a manner consistent with applicable laws and the terms of this Agreement. Furthermore, the Sub-Adviser shall maintain and enforce a Code of Ethics that is in form and substance satisfactory to the Adviser. Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Fund shall reasonably request from time to time.

2. In the event that there are, from time to time, one or more additional series of the Fund with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such additional series shall become subject to this Agreement.

3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser, at the end of each calendar month, a sub-advisory fee computed at an annual rate of [see page 14 of the proxy statement for each Fund's sub-advisory fee] of that portion of the average daily net assets of the initial series of the Fund that is allocated by the Adviser to the Sub-Adviser for management.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund subject to this Agreement shall be calculated as the Board of Trustees of the Fund may determine from time to time in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of the Fund on the date hereof and shall remain in full force until
               , 199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each such series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such series in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series subject to this Agreement without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty
(60) days written notice to the other party. The Fund may effect termination with respect to any such series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                 SCUDDER KEMPER INVESTMENTS, INC.

                                 By:  _________________________

                                 Title:  ________

                                 ZURICH INVESTMENT MANAGEMENT LIMITED

                                 By:  _________________________

                                 Title:  ________

                                                                       EXHIBIT E

                         FORM OF SUB-ADVISORY AGREEMENT
                    WITH ZURICH KEMPER VALUE ADVISORS, INC.

AGREEMENT made this day        of          , 199 , by and between SCUDDER KEMPER
INVESTMENTS, INC., a Delaware corporation (the "Adviser") and ZURICH KEMPER VALUE ADVISORS, INC., a Delaware corporation (the "Sub-Adviser").

WHEREAS, KEMPER VALUE PLUS GROWTH FUND, a Massachusetts business trust (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, the shares of beneficial interest ("Shares") of the initial series of which are registered under the Securities Act of 1933;

WHEREAS, the Fund has retained the Adviser to render to it investment advisory and management services pursuant to an Investment Management Agreement, dated
         , 199 (the "Management Agreement"); and

WHEREAS, the Adviser desires at this time to retain the Sub-Adviser to render investment advisory and management services with respect to that portion of the Fund's portfolio allocated to the Sub-Adviser by the Adviser for management and the Sub-Adviser is willing to render such services;

NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Adviser hereby employs the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund allocated by the Adviser in its sole discretion to the Sub-Adviser for management in accordance with the applicable investment objectives and policies and limitations and subject to the supervision of the Adviser and the Board of Trustees of the Fund for the period and upon the terms herein set forth, and to place orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by the Sub-Adviser and, in connection therewith, the Sub-Adviser; is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to the deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed to seek for the Fund best execution of orders. Subject to such policies as the Board of Trustees of the Fund determines, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser's overall responsibilities with respect to the clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Adviser recognizes that all research services and research that the Sub-Adviser receives or generates are available for all clients of the Sub-Adviser, and that the Fund and other clients of the Sub-Adviser may benefit thereby. The investment of funds shall be subject to all applicable restrictions of the Agreement and Declaration of Trust and By-Laws of the Fund as may from time to time be in force.

The Sub-Adviser accepts such employment and agrees during such period to render such investment management services, to furnish related office facilities and equipment and clerical, bookkeeping and administrative services for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser. It is understood and agreed that the Sub-Adviser, by separate agreements with the Fund, may also serve the Fund in other capacities.

2. In the event that the Fund establishes one or more additional series with respect to which the Adviser desires to retain the Sub-Adviser to render investment advisory and management services hereunder, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing whereupon such series shall become subject to this agreement.

3. For the services and facilities described in Section 1, the Adviser will pay to the Sub-Adviser at the end of each calendar month, a sub-advisory fee computed at an annual rate of .25 of 1% of the Fund's average daily net assets.

The fee as computed above shall be computed separately for, and charged as an expense of, each series of the Fund based upon the average daily net assets of such series. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

4. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

5. The Sub-Adviser shall arrange, if desired by the Fund, for officers or employees of the Sub-Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

6. The net asset value for each series of the Fund shall be calculated in accordance with the provisions of the Fund's prospectus or as the trustees may determine in accordance with the provisions of the Investment Company Act of 1940. On each day when net asset value is not calculated, the net asset value of a series shall be deemed to be the net asset value of such series as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

7. Subject to applicable statutes and regulations, it is understood that certain trustees, officers or agents of the Fund are or may be interested in the Sub-Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Sub-Adviser may be interested in the Fund otherwise than as a trustee, officer or agent.

8. The Sub-Adviser shall not be liable for any error of judgment or of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. This Agreement shall become effective with respect to the initial series of
the Fund on the date hereof and shall remain in full force until          ,
199 , unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to each series, but only as long as such continuance is specifically approved for each series at least annually in the manner required by the Investment Company Act of 1940 and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a series, the Sub-Adviser may continue to serve in such capacity for such Portfolio in the manner and to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Management Agreement and may be terminated at any time with respect to any series without the payment of any penalty by the Adviser or by the Sub-Adviser on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any series without payment of any penalty by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of such series on sixty (60) days written notice to the Adviser and the Sub-Adviser.

This Agreement may be terminated with respect to any series at any time without the payment of any penalty by the Board of Trustees of the Fund, by vote of a majority of the outstanding voting securities of such series or by the Adviser in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action which results in a breach of the covenants of the Sub-Adviser set forth herein.

The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 3 earned prior to such termination.

10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepared, to the other party at such address as such other party may designate for the receipt of such notice.

12. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

13. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                        SCUDDER KEMPER
                                        INVESTMENTS, INC.

                                        By:__________________________


                                        Title:_______________________


ATTEST:
_________________________

Title:___________________
                                        ZURICH KEMPER VALUE
                                        ADVISORS, INC.

                                        By:___________________________


                                        Title:________________________


ATTEST:

_________________________

Title:___________________

                                                                       EXHIBIT F

                                    FORM OF
                UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT

AGREEMENT made this day of             , 199 , between KEMPER
                  , a Massachusetts business trust (the "Fund"), and ZURICH KEMPER DISTRIBUTORS, INC., a Delaware corporation ("ZKDI").

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby appoints ZKDI to act as agent for the distribution of shares of beneficial interest (hereinafter called "shares") of the Fund in jurisdictions wherein shares of the Fund may legally be offered for sale; provided, however, that the Fund in its absolute discretion may (a) issue or sell shares directly to holders of shares of the Fund upon such terms and conditions and for such consideration, if any, as it may determine, whether in connection with the distribution of subscription or purchase rights, the payment or reinvestment of dividends or distributions, or otherwise; or (b) issue or sell shares at net asset value to the shareholders of any other investment company, for which ZKDI shall act as exclusive distributor, who wish to exchange all or a portion of their investment in shares of such other investment company for shares of the Fund. ZKDI shall appoint various financial service firms ("Firms") to provide distribution services to investors. The Firms shall provide such office space and equipment, telephone facilities, personnel, literature distribution, advertising and promotion as is necessary or beneficial for providing information and distribution services to existing and potential clients of the Firms. ZKDI may also provide some of the above services for the Fund.

ZKDI accepts such appointment as distributor and principal underwriter and agrees to render such services and to assume the obligations herein set forth for the compensation herein provided. ZKDI shall for all purposes herein provided be deemed to be an independent contractor and, unless expressly provided herein or otherwise authorized, shall have no authority to act for or represent the Fund in any way. ZKDI, by separate agreement with the Fund, may also serve the Fund in other capacities. The services of ZKDI to the Fund under this Agreement are not to be deemed exclusive, and ZKDI shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

In carrying out its duties and responsibilities hereunder, ZKDI will, pursuant to separate written contracts, appoint various Firms to provide advertising, promotion and other distribution services contemplated hereunder directly to or for the benefit of existing and potential shareholders who may be clients of such Firms. Such Firms shall at all times be deemed to be independent contractors retained by ZKDI and not the Fund.

ZKDI shall use its best efforts with reasonable promptness to sell such part of the authorized shares of the Fund remaining unissued as from time to time shall be effectively registered under the Securities Act of 1933 ("Securities Act"), at prices determined as hereinafter provided and on terms hereinafter set forth, all subject to applicable federal and state laws and regulations and to the Agreement and Declaration of Trust of the Fund.

2. ZKDI shall sell shares of the Fund to or through qualified Firms in such manner, not inconsistent with the provisions hereof and the then effective registration statement (and related prospectus) of the Fund under the Securities Act, as ZKDI may determine from time to time, provided that no Firm or other person shall be appointed or authorized to act as agent of the Fund without the prior consent of the Fund. In addition to sales made by it as agent of the Fund, ZKDI may, in its discretion, also sell shares of the Fund as principal to persons with whom it does not have selling group agreements.

Shares of any class of any series of the Fund offered for sale or sold by ZKDI shall be so offered or sold at a price per share determined in accordance with the then current prospectus. The price the Fund shall receive for all shares purchased from it shall be the net asset value used in determining the public offering price applicable to the sale of such shares. Any excess of the sales price over the net asset value of the shares of the Fund sold by ZKDI as agent shall be retained by ZKDI as a commission for its services hereunder. ZKDI may compensate Firms for sales of shares at the commission levels provided in the Fund's prospectus from time to time. ZKDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as ZKDI shall determine from time to time. ZKDI shall be entitled to receive and retain any applicable contingent deferred sales charge as described in the Fund's prospectus. ZKDI shall also receive any distribution services fee payable by the Fund as provided in Section 8 hereof.

ZKDI will require each Firm to conform to the provisions hereof and the Registration Statement (and related prospectus) at the time in effect under the Securities Act with respect to the public offering price or net asset value, as applicable, of the Fund's shares, and neither ZKDI nor any such Firms shall withhold the placing of purchase orders so as to make a profit thereby.

3. The Fund will use its best efforts to keep effectively registered under the Securities Act for sale as herein contemplated such shares as ZKDI shall reasonably request and as the Securities and Exchange Commission shall permit to be so registered. Notwithstanding any other provision hereof, the Fund may terminate, suspend or withdraw the offering of shares whenever, in its sole discretion, it deems such action to be desirable.

4. The Fund will execute any and all documents and furnish any and all information that may be reasonably necessary in connection with the qualification of its shares for sale (including the qualification of the Fund as a dealer where necessary or advisable) in such states as ZKDI may reasonably request (it being understood that the Fund shall not be required without its consent to comply with any requirement which in its opinion is unduly burdensome). The Fund will furnish to ZKDI from time to time such information with respect to the Fund and its shares as ZKDI may reasonably request for use in connection with the sale of shares of the Fund.

5. ZKDI shall issue and deliver or shall arrange for various Firms to issue and deliver on behalf of the Fund such confirmations of sales made by it pursuant to this agreement as may be required. At or prior to the time of issuance of shares, ZKDI will pay or cause to be paid to the Fund the amount due the Fund for the sale of such shares. Certificates shall be issued or shares registered on the transfer books of the Fund in such names and denominations as ZKDI may specify.

6. ZKDI shall order shares of the Fund from the Fund only to the extent that it shall have received purchase orders therefor. ZKDI will not make, or authorize Firms or others to make (a) any short sales of shares of the Fund; or (b) any sales of such shares to any trustee or officer of the Fund or to any officer or director of ZKDI or of any corporation or association furnishing investment advisory, managerial or supervisory services to the Fund, or to any corporation or association, unless such sales are made in accordance with the then current prospectus relating to the sale of such shares. ZKDI, as agent of and for the account of the Fund, may repurchase the shares of the Fund at such prices and upon such terms and conditions as shall be specified in the current prospectus of the Fund. In selling or reacquiring shares of the Fund for the account of the Fund, ZKDI will in all respects conform to the requirements of all state and federal laws and the Rules of Fair Practice of the National Association of Securities Dealers, Inc., relating to such sale or reacquisition, as the case may be, and will indemnify and save harmless the Fund from any damage or expense on account of any wrongful act by ZKDI or any employee, representative or agent of ZKDI. ZKDI will observe and be bound by all the provisions of the Agreement and Declaration of Trust of the Fund (and of any fundamental policies adopted by the Fund pursuant to the Investment Company Act of 1940, notice of which shall have been given to ZKDI) which at the time in any way require, limit, restrict, prohibit or otherwise regulate any action on the part of ZKDI hereunder.

7. The Fund shall assume and pay all charges and expenses of its operations not specifically assumed or otherwise to be provided by ZKDI under this Agreement. The Fund will pay or cause to be paid expenses (including the fees and disbursements of its own counsel) of any registration of the Fund and its shares under the United States securities laws and expenses incident to the issuance of shares of beneficial interest, such as the cost of share certificates, issue taxes, and fees of the transfer agent. ZKDI will pay all expenses (other than expenses which one or more Firms may bear pursuant to any agreement with ZKDI) incident to the sale and distribution of the shares issued or sold hereunder, including, without limiting the generality of the foregoing, all (a) expenses of printing and distributing any prospectus and of preparing, printing and distributing or disseminating any other literature, advertising and selling aids in connection with the offering of the shares for sale (except that such expenses need not include expenses incurred by the Fund in connection with the preparation, typesetting, printing and distribution of any registration statement or prospectus, report or other communication to shareholders in their capacity as such), (b) expenses of advertising in connection with such offering and (c) expenses (other than the Fund's auditing expenses) of qualifying or continuing the qualification of the shares for sale and, in connection therewith, of qualifying or continuing the qualification of the Fund as a dealer or broker under the laws of such states as may be designated by ZKDI under the conditions herein specified. No transfer taxes, if any, which may be payable in connection with the issue or delivery of shares sold as herein contemplated or of the certificates for such shares shall be borne by the Fund, and ZKDI will indemnify and hold harmless the Fund against liability for all such transfer taxes.

8. For the services and facilities described herein in connection with Class B shares and Class C shares of each series of the Fund, the Fund will pay to ZKDI at the end of each calendar month a distribution services fee computed at the annual rate of .75% of average daily net assets attributable to the Class B shares and Class C shares of each such series. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively. The foregoing fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by ZKDI under Section 2 hereof.

The net asset value shall be calculated in accordance with the provisions of the Fund's current prospectus. On each day when net asset value is not calculated, the net asset value of a share of any class of any series of the Fund shall be deemed to be the net asset value of such a share as of the close of business on the last previous day on which such calculation was made. The distribution services fee for any class of a series of the Fund shall be based upon average daily net assets of the series attributable to the class and such fee shall be charged only to such class.

9. ZKDI shall prepare reports for the Board of Trustees of the Fund on a quarterly basis in connection with the Fund's distribution plan for Class B shares and Class C shares showing amounts paid to the various Firms and such other information as from time to time shall be reasonably requested by the Board of Trustees.

10. To the extent applicable, this Agreement constitutes the plan for the Class B shares and Class C shares of each series of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940; and this Agreement and plan shall be approved and renewed in accordance with Rule 12b-1 for such Class B shares and Class C shares separately.

This Agreement shall become effective on the date hereof and shall continue
until          , 199 ; and shall continue from year to year thereafter only so long as such continuance is approved in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Fund or by ZKDI on sixty (60) days written notice to the other party. The Fund may effect termination with respect to any class of any series of the Fund by a vote of (i) a majority of the Board of Trustees, (ii) a majority of the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, or (iii) a majority of the outstanding voting securities of the class. Without prejudice to any other remedies of the Fund, the Fund may terminate this Agreement at any time immediately upon ZKDI's failure to fulfill any of its obligations hereunder.

This Agreement may not be amended to increase the amount to be paid to ZKDI by the Fund for services hereunder with respect to a class of any series of the Fund without the vote of a majority of the outstanding voting securities of such class. All material amendments to this Agreement must in any event be approved by a vote of the Board of Trustees of the Fund including the trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in this Agreement or in any agreement related to this Agreement, cast in person at a meeting called for such purpose.

The terms "assignment", "interested" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Investment Company Act of 1940 and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of ZKDI to receive payments on any unpaid balance of the compensation described in Section 8 earned prior to such termination.

11. ZKDI will not use or distribute, or authorize the use, distribution or dissemination by Firms or others in connection with the sale of Fund shares any statements other than those contained in the Fund's current prospectus, except such supplemental literature or advertising as shall be lawful under federal and state securities laws and regulations. ZKDI will furnish the Fund with copies of all such material.

12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

14. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust, and all amendments thereto, all of which are on file with the Secretary of The Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement has been executed by and on behalf of the Fund by its representatives as such representatives and not individually, and the obligations of the Fund hereunder are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding upon only the assets and property of the Fund. With respect to any claim by ZKDI for recovery of any liability of the Fund arising hereunder allocated to a particular series or class, whether in accordance with the express terms hereof or otherwise, ZKDI shall have recourse solely against the assets of that series or class to satisfy such claim and shall have no recourse against the assets of any other series or class for such purpose.

15. This Agreement shall be construed in accordance with applicable federal law and the laws of the Commonwealth of Massachusetts.

16. This Agreement is the entire contract between the parties relating to the subject matter hereof and supersedes all prior agreements between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the Fund and ZKDI have caused this Agreement to be executed as of the day and year first above written.

                                       [FUND]

                                       By:

       -------------------------------------------------------------------------

                                       Title:

         -----------------------------------------------------------------------
ATTEST:

---------------------------------------

Title:
--------------------------------

                                       ZURICH KEMPER
                                       DISTRIBUTORS, INC.

                                       By:

       -------------------------------------------------------------------------

                                       Title:

         -----------------------------------------------------------------------
ATTEST:

---------------------------------------

Title:
--------------------------------

                                                                       EXHIBIT G

                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES

The following policies are proposed to be changed with respect to each Fund. The proposed additions are underlined and the proposed deletions are marked by strike-through.

[Forthcoming]

                                                                       EXHIBIT H

                        KEMPER FUNDS AND MANAGEMENT FEES

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------

Kemper Technology Fund................       $                  A
Kemper Total Return Fund..............                          A
Kemper Growth Fund....................                          A
Kemper Small Capitalization Equity
  Fund................................                          F
Kemper Income and Capital Preservation
  Fund................................                          B
Kemper National Tax-Free Income Series
  1. Kemper Municipal Bond Fund.......                          C
  2. Kemper Intermediate Municipal
     Bond Fund........................                          B
Kemper Diversified Income Fund........                          A
Kemper High Yield Series..............                          A
  1. Kemper High Yield Fund...........
  2. Kemper High Yield Opportunity
     Fund.............................
Kemper U.S. Government Securities
  Fund................................                          C
Kemper International Fund.............                          D
Kemper International Bond Fund........
Kemper State Tax-Free Income Series
  1. Kemper California Tax-Free Income
     Fund.............................                          B
  2. Kemper New York Tax-Free Income
     Fund.............................                          B
  3. Kemper Florida Tax-Free Income
     Fund.............................                          B
  4. Kemper Texas Tax-Free Income
     Fund.............................                          B
  5. Kemper Ohio Tax-Free Income
     Fund.............................                          B
  6. Kemper Michigan Tax-Free Income
     Fund.............................                          B
  7. Kemper New Jersey Tax-Free Income
     Fund.............................                          B
  8. Kemper Pennsylvania Tax-Free
     Income Fund......................                          B

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Kemper Portfolios
  1. Kemper Cash Reserves Fund........                          E
  2. Kemper U.S. Mortgage Fund........                          B
  3. Kemper Short-Intermediate
     Government Fund..................                          B
Kemper Value Fund, Inc.
  1. Kemper Contrarian Fund...........
  2. Kemper-Dreman High Return Equity
     Fund.............................
  3. Kemper Small Cap Value Fund......
  4. Kemper Mid-Cap Value Fund........
Kemper Adjustable Rate U.S. Government
  Fund................................                          B
Kemper Blue Chip Fund.................                          A
Kemper Global Income Fund.............                          D
Kemper Value+Growth Fund..............
Kemper Quantitative Equity Fund.......
Kemper Asian Growth Fund..............
Kemper Europe Fund....................
Kemper Aggressive Growth Fund.........
Zurich Money Funds....................                          G
  1. Zurich Money Market Fund.........                        0.27%
  2. Government Securities Fund.......                        0.27%
  3. Zurich Tax-Exempt Fund...........                        0.27%
Zurich YieldWise Money Fund...........
Cash Equivalent Fund..................
  1. Money Market Portfolio...........                          H
  2. Government Securities
     Portfolio........................                          H
  3. Tax-Exempt Portfolio.............                          H
Tax-Exempt California Money Market
  Fund................................                          H
Cash Account Trust....................                          H
  1. Money Market Portfolio...........
  2. Government Securities
     Portfolio........................
  3. Tax-Exempt Portfolio.............
Investors Cash Trust***
  1. Government Securities
     Portfolio........................                        0.15%
  2. Treasury Portfolio...............                        0.15%

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
Investors Municipal Cash Fund
   1. Investors Florida Municipal Cash
      Fund............................
   2. Investors New Jersey Municipal
      Cash Fund.......................
   3. Investors Pennsylvania Municipal
      Cash Fund.......................
   4. Tax-Exempt New York Money Market
      Fund............................                          H
Kemper High Income Trust..............                        0.85%
Kemper Intermediate Government
  Trust...............................                        0.80%
Kemper Municipal Income Trust.........                        0.55%
Kemper Multi-Market Income Trust......                        0.85%
Kemper Strategic Municipal Income
  Trust...............................                        0.60%
The Growth Fund of Spain, Inc.........                        1.00%
Kemper Strategic Income Fund..........                        0.85%
Kemper Horizon Fund
   1. Kemper Horizon 20+ Portfolio....
   2. Kemper Horizon 10+ Portfolio....
   3. Kemper Horizon 5 Portfolio......
Investors Fund Series
   1. Kemper Money Market Portfolio...                        0.50%
   2. Kemper Total Return Portfolio...                        0.55%
   3. Kemper High Yield Portfolio.....                        0.60%
   4. Kemper Growth Portfolio.........                        0.60%
   5. Kemper Government Securities
      Portfolio.......................                        0.55%
   6. Kemper International
      Portfolio.......................                        0.75%
   7. Kemper Small Capitalization
      Growth Portfolio................                        0.65%
   8. Kemper Investment Grade Bond
      Portfolio.......................
   9. Kemper Value Portfolio..........
  10. Kemper Small Cap Value
      Portfolio.......................
  11. Kemper Value+Growth Portfolio...
  12. Kemper Horizon 20+ Portfolio....
  13. Kemper Horizon 10+ Portfolio....
  14. Kemper Horizon 5 Portfolio......
  15. Kemper Blue Chip Portfolio......
  16. Kemper Global Income
      Portfolio.......................

                                        TOTAL NET ASSETS*    MANAGEMENT
                 FUND                      (MILLIONS)          FEE**
                 ----                   -----------------    ----------
  17. Zurich High Yield Portfolio.....
  18. Zurich Emerging Markets
     Portfolio........................
Kemper Target Equity Fund
  1. Kemper Retirement Fund Series
     I................................                        0.50%
  2. Kemper Retirement Fund Series
     II...............................                        0.50%
  3. Kemper Retirement Fund Series
     III..............................                        0.50%
  4. Kemper Retirement Fund Series
     IV...............................                        0.50%
  5. Kemper Retirement Fund Series
     V................................                        0.50%
  6. Kemper Retirement Fund Series
     VI...............................                        0.50%
  7. Kemper Retirement Fund Series
     VII..............................
  8. Kemper Worldwide 2004 Fund.......                        0.60%

---------------
  * Total Net Assets, in millions, as of end of fiscal year, 1996.
 ** Scheduled annual management fees payable to ZKI as a percentage of average daily net assets.
*** ZKI has agreed to temporarily absorb or pay operating expenses of the Investors Cash Trust portfolios to the extent, if any, that such expenses exceed 0.80% of average daily net assets of such portfolios.

(A) .58 of 1% of the first $250 million, .55 of 1% of the next $750 million, .53 of 1% of the next $1.5 billion, .51 of 1% of the next $2.5 billion, .48 of 1% of the next $2.5 billion, .46 of 1% of the next $2.5 billion, .44 of 1% of the next $2.5 billion and .42 of 1% thereafter.

(B) .55 of 1% of the first $250 million, .52 of 1% of the next $750 million, .50 of 1% of the next $1.5 billion, .48 of 1% of the next $2.5 billion, .45 of 1% of the next $2.5 billion, .43 of 1% of the next $2.5 billion, .41 of 1% of the next $2.5 billion and .40 of 1% thereafter. ZKI is currently waiving its management fee for [Kemper Intermediate Municipal Bond Fund, Kemper Michigan Tax-Free Income Fund, Kemper New Jersey Tax-Free Income Fund and Kemper Pennsylvania Tax-Free Income Fund].

(C) .45 of 1% of the first $250 million, .43 of 1% of the next $750 million, .41 of 1% of the next $1.5 billion, .40 of 1% of the next $2.5 billion, .38 of 1% of the next $2.5 billion, .36 of 1% of the next $2.5 billion, .34 of 1% of the next $2.5 billion and .32 of 1% thereafter.

(D) .75 of 1% of the first $250 million, .72 of 1% of the next $750 million, .70 of 1% of the next $1.5 billion, .68 of 1% of the next $2.5 billion, .65 of 1% of the next $2.5 billion, .64 of 1% of the next $2.5 billion, .63 of 1% of the next $2.5 billion and .62 of 1% thereafter.

(E) .40 of 1% of the first $250 million, .38 of 1% of the next $750 million, .35 of 1% of the next $1.5 billion, .32 of 1% of the next $2.5 billion, .30 of 1% of the next $2.5 billion, .28 of 1% of the next $2.5 billion, .26 of 1% of the next $2.5 billion and .25 of 1% thereafter.

(F) Base investment management fee of .65 of 1% of average daily net assets plus or minus an incentive fee based upon the investment performance of the fund as compared with the performance of the Standard & Poor's 500 Stock Index which may result in a total fee ranging from .35 of 1% to .95 of 1%.

(G) .50% of the first $215 million; .375% of the next $335 million; .30% of the next $250 million; .25% thereafter (on the identified series in the aggregate).

(H) .22% of the first $500 million; .20% of the next $500 million; .175% of the next $1 billion; .16% of the next $1 billion; .15% thereafter (on the identified series in the aggregate). ZKI has agreed to temporarily absorb operating expenses of the Cash Account Trust portfolios to the extent, if any, that such expenses exceed the following percentages of average daily net assets: Money Market Portfolio (1.00%), Government Securities Portfolio (0.90%) and Tax-Exempt Portfolio (0.80%). In addition, from time to time, ZKI may voluntarily absorb certain additional expenses of the Cash Account Trust portfolios. ZKI has also agreed to temporarily absorb or pay operating expenses of Tax-Exempt New York Money Market Fund to the extent, if any, that such expenses exceed 0.80% of average net assets of the Fund.

(I) .80% of the first $250 million; .79% of the next $750 million; .77% of the next $1.5 billion; .75% thereafter.

(J) .65% of the first $250 million; .64% of the next $750 million; .62% of the next $1.5 billion; .60% thereafter.

(K) .50% of the first $250 million; .49% of the next $750 million; .47% of the next $1.5 billion; .45% thereafter.

                                                                       EXHIBIT I

                          SCUDDER FUNDS AND FEE RATES

                                      TOTAL
                                   NET ASSETS*
              FUND                 (MILLIONS)            FEE RATE**
              ----                 -----------           ----------
MONEY MARKET
  Scudder U.S. Treasury
    Money Fund...................                 0.500% of net assets
  Scudder Cash Investment
    Trust........................                 0.500% to $250 million
                                                  0.450% next $250 million
                                                  0.400% next $500 million
                                                  0.350% thereafter
  Scudder Money Market Series....                 0.250% of net assets
  Scudder Government Money Market
    Series.......................                 0.250% of net assets
TAX FREE MONEY MARKET
  Scudder Tax Free Money Fund....                 0.500% to $500 million
                                                  0.480% thereafter
  Scudder Tax Free Money Market
    Series.......................                 0.250% of net assets
  Scudder California Tax Free
    Money Fund...................                 0.500% of net assets
  Scudder New York Tax Free Money
    Fund.........................                 0.500% of net assets
TAX FREE
  Scudder Limited Term Tax Free
    Fund.........................                 0.600% of net assets
  Scudder Medium Term Tax Free
    Fund.........................                 0.600% to $500 million
                                                  0.500% thereafter
  Scudder Managed Municipal
    Bonds........................                 0.550% to $200 million
                                                  0.500% next $500 million
                                                  0.475% thereafter
  Scudder High Yield Tax
    Free Fund....................                 0.650% to $300 million
                                                  0.600% thereafter
  Scudder California Tax
    Free Fund....................                 0.625% to $200 million
                                                  0.600% thereafter
  Scudder Massachusetts Limited
    Term Tax Free Fund...........                 0.600% of net assets

                                      TOTAL
                                   NET ASSETS*
              FUND                 (MILLIONS)            FEE RATE**
              ----                 -----------           ----------
  Scudder New York Tax
    Free Fund....................                 0.625% to $250 million
                                                  0.600% thereafter
  Scudder Ohio Tax Free Fund.....                 0.600% of net assets
  Scudder Pennsylvania Tax Free
    Fund.........................                 0.600% of net assets
U.S. INCOME
  Scudder Short Term Bond Fund...                 0.600% to $500 million
                                                  0.500% next $500 million
                                                  0.450% next $500 million
                                                  0.400% next $500 million
                                                  0.375% next $1 billion
                                                  0.350% thereafter
  Scudder Zero Coupon 2000
    Fund.........................                 0.600% of net assets
  Scudder GNMA Fund..............                 0.650% to $200 million
                                                  0.600% next $300 million
                                                  0.550% thereafter
  Scudder Income Fund............                 0.650% to $200 million
                                                  0.600% next $300 million
                                                  0.550% thereafter
  Scudder High Yield Bond Fund...                 0.700% of net assets
GLOBAL INCOME
  Scudder Global Bond Fund.......                 0.750% to $1 billion
                                                  0.700% thereafter
  Scudder International Bond
    Fund.........................                 0.850% to $1 billion
                                                  0.800% thereafter
  Scudder Emerging Markets Income
    Fund.........................                 1.000% of net assets
ASSET ALLOCATION
  Scudder Pathway Conservative
    Portfolio....................                 0.000%
  Scudder Pathway Balanced
    Portfolio....................                 0.000%
  Scudder Pathway Growth
    Portfolio....................                 0.000%
  Scudder Pathway International
    Portfolio....................                 0.000%
U.S. GROWTH AND INCOME
  Scudder Balanced Fund..........                 0.700% of net assets

                                      TOTAL
                                   NET ASSETS*
              FUND                 (MILLIONS)            FEE RATE**
              ----                 -----------           ----------
  Scudder Growth and
    Income Fund..................                 0.600% to $500 million
                                                  0.550% next $500 million
                                                  0.500% next $500 million
                                                  0.475% next $500 million
                                                  0.450% next $1 billion
                                                  0.425% next $1 billion
                                                  0.405% thereafter
U.S. GROWTH
  Scudder Large Company Value
    Fund (formerly Scudder
    Capital Growth Fund).........                 0.750% to $500 million
                                                  0.650% next $500 million
  Scudder Value Fund.............                 0.700% of net assets
  Scudder Small Company Value
    Fund.........................                 0.750% of net assets
  Scudder Micro Cap Fund.........                 0.750% of net assets
  Scudder Classic Growth Fund....                 0.700% of net assets
  Scudder Large Company Growth
    Fund (formerly Scudder
    Quality Growth Fund).........                 0.700% of net assets
  Scudder Development Fund.......                 1.000% to $500 million
                                                  0.950% next $500 million
                                                  0.900% thereafter
  Scudder 21st Century
    Growth Fund..................                 1.000% of net assets
GLOBAL GROWTH
  Scudder Global Fund............                 1.000% to $500 million
                                                  0.950% next $500 million
                                                  0.900% next $500 million
                                                  0.850% thereafter
  Institutional International
    Equity Portfolio.............                 0.900% of net assets
  Scudder International Growth
    and Income Fund..............                 1.000% of net assets
  Scudder International Fund.....                 0.900% to $500 million
                                                  0.850% next $500 million
                                                  0.800% next $1 billion
                                                  0.750% next $1 billion
                                                  0.700% thereafter
  Scudder Global Discovery
    Fund.........................                 1.100% of net assets

                                      TOTAL
                                   NET ASSETS*
              FUND                 (MILLIONS)            FEE RATE**
              ----                 -----------           ----------
  Scudder Emerging Markets Growth
    Fund.........................                 1.25% of net assets
  Scudder Gold Fund..............                 1.000% of net assets
  Scudder Greater Europe Growth
    Fund.........................                 1.000% of net assets
  Scudder Pacific Opportunities
    Fund.........................                 1.100% of net assets
  Scudder Latin America Fund.....                 1.250% to $1 billion
                                                  1.150% thereafter
  The Japan Fund, Inc............                 0.850% to $100 million
                                                  0.750% next $200 million
                                                  0.700% next $300 million
                                                  0.650% thereafter
CLOSED-END FUNDS
  The Argentina Fund, Inc........                 Advisor:
                                                  Effective 11/01/97:
                                                  1.100% of net assets
                                                  Sub-Advisor:
                                                  Paid by Advisor.
                                                  0.160% of net assets
  The Brazil Fund, Inc...........                 1.200% to $150 million
                                                  1.050% next $150 million
                                                  1.000% thereafter
                                                  Effective 10/29/97:
                                                  1.200% to $150 million
                                                  1.050% next $150 million
                                                  1.000% next $200 million
                                                  0.900% thereafter
                                                  Administrator:
                                                  Annual Fee of $50,000

                                      TOTAL
                                   NET ASSETS*
              FUND                 (MILLIONS)            FEE RATE**
              ----                 -----------           ----------
  The Korea Fund, Inc............                 Advisor:
                                                  1.150% to $50 million
                                                  1.100% next $50 million
                                                  1.000% next $250 million
                                                  0.950% next $400 million
                                                  0.900% thereafter
                                                  Sub-Advisor Daewoo
                                                  (paid by Advisor):
                                                  0.2875% to $50 million
                                                  0.275% next $50 million
                                                  0.250% next $250 million
                                                  0.2375% next $400
                                                  million
                                                  0.225% thereafter
  The Latin America Dollar Income
    Fund, Inc....................                 1.200% of net assets
  Montgomery Street Income
    Securities, Inc..............                 0.500% to $150 million
                                                  0.450% next $50 million
                                                  0.400% thereafter
  Scudder New Asia Fund, Inc.....                 1.250% to $75 million
                                                  1.150% next $125 million
                                                  1.100% thereafter
  Scudder New Europe Fund,
    Inc..........................                 1.250% to $75 million
                                                  1.150% next $125 million
                                                  1.100% thereafter
  Scudder Spain and Portugal
    Fund, Inc....................                 Advisor:
                                                  1.000% of net assets
                                                  Administrator:
                                                  0.200% of net assets
  Scudder World Income
    Opportunities Fund, Inc......                 1.200% of net assets
INSURANCE PRODUCTS
  Balanced Portfolio.............                 0.475% of net assets
  Bond Portfolio.................                 0.475% of net assets
  Capital Growth Portfolio.......                 0.475% to $500 million
                                                  0.450% thereafter
  Global Discovery Portfolio.....                 0.975% of net assets
  Growth and Income Portfolio....                 0.475% of net assets
  International Portfolio........                 0.875% to $500 million
                                                  0.775% thereafter

AARP FUND

Each AARP Fund pays Scudder a base fee at the following rates:(1)

                        0.350% to $2 billion
                        0.330% next $2 billion
                        0.300% next $2 billion
                        0.280% next $2 billion
                        0.260% next $3 billion
                        0.250% next $3 billion
                        0.240% thereafter
---------------
(1) There are two exceptions: The AARP Diversified Growth Portfolio and the AARP Diversified Income Portfolio do not pay any separate fee, because the manager receives a fee from the underlying funds.

In addition, AARP Funds pay an individual fund fee as follows:

AARP High Quality Money Fund.....     0.100% of net assets
AARP Balanced Stock & Bond Fund..     0.190% of net assets
AARP Global Growth Fund..........     0.550% of net assets
AARP Growth and Income Fund......     0.190% of net assets
AARP International Stock Fund....     0.600% of net assets
AARP Small Company Stock Fund....     0.550% of net assets
AARP U.S. Stock Index Fund.......     0.000% of net assets
AARP Bond Fund for Income........     0.280% of net assets
AARP GNMA and U.S. Treasury
  Fund...........................     0.120% of net assets
AARP High Quality Bond Fund......     0.190% of net assets
AARP High Quality Tax Free Money
  Fund...........................     0.100% of net assets
AARP Insured Tax Free General
  Bond Fund......................     0.190% of net assets

                                                                       EXHIBIT J

                               FEES AND EXPENSES

                                   KTEC         KTRF         KGF        KSCF        KICPF       KDIF         KHYS         KGSF
                                   ----         ----         ---        ----        -----       ----         ----         ----
Fiscal Year End...............    10/31/96     10/31/96    09/30/96    09/30/96    10/31/96    10/31/96     09/30/96     10/31/96
Management Fees Paid to ZKI...
Effective Management Fee
 Rate.........................
Shareholder Service Fees Paid
 by IFTC to ZKSC..............  $
Administrative Service Fees
 Paid by Fund to ZKI..........  $
Maximum Administrative Service
 Fee Rate Payable Based on
 Assets Acquired Prior to
 10/01/93.....................  $
Maximum Administrative Service
 Fee Rate Payable Based on
 Assets Acquired On or After
 10/01/93.....................  $
Effective Administrative
 Service Fee Rate.............  $
Commissions Retained by
 ZKDI.........................  $
Commissions Allowed to
 Affiliates of ZKDI...........  $
Brokerage Commissions Paid by
 Fund.........................  $
Percent of Brokerage
 Commissions Paid by Fund
 Allocated on Basis of
 Research/Sales...............

---------------
(a) ZKI waived its management fee and absorbed certain operating expenses for
                         .

                                   KIF         KARGF        KBCF        KGIF        KVGF        KQEF         KAGF        KAGGF
                                   ---         -----        ----        ----        ----        ----         ----        -----
Fiscal Year End...............    10/31/96     08/31/96    10/31/96    12/31/96    11/30/96    11/30/96     11/30/96      9/30/96
Management Fees Paid to ZKI...
Effective Management Fee
 Rate.........................
Shareholder Service Fees Paid
 by IFTC to ZKSC..............  $
Administrative Service Fees
 Paid by Fund to ZKI..........  $
Maximum Administrative Service
 Fee Rate Payable Based on
 Assets Acquired Prior to
 10/01/93.....................  $
Maximum Administrative Service
 Fee Rate Payable Based on
 Assets Acquired On or After
 10/01/93.....................  $
Effective Administrative
 Service Fee Rate.............  $
Commissions Retained by
 ZKDI.........................  $
Commissions Allowed to
 Affiliates of ZKDI...........  $
Brokerage Commissions Paid by
 Fund.........................  $
Percent of Brokerage
 Commissions Paid by Fund
 Allocated on Basis of
 Research/Sales...............

---------------
(a) ZKI waived its management fee and absorbed certain operating expenses for
                         .

                                           KNTIS                                        KSTIS
                                     -----------------   -------------------------------------------------------------------
                                      KMBF      KIMBF     KCATF     KNYTF     KFLTF     KTXTF     KOHTF     KMITF     KNJIF
                                      ----      -----     -----     -----     -----     -----     -----     -----     -----
Fiscal Year End....................  9/30/96   9/30/96   8/31/96   8/31/96   8/31/96   8/31/96   8/31/96
Management Fees Paid to ZKI........  $
Effective Management Fee Rate......
Shareholder Service Fees Paid by
 IFTC to ZKSVC.....................  $
Administrative Service Fees Paid by
 Fund to ZKI.......................  $
Maximum Administrative Service Fee
 Rate Payable Based on Assets
 Acquired Prior to 10/01/93........
Maximum Administrative Service Fee
 Rate Payable Based on Assets
 Acquired On or After 10/01/93.....
Effective Administrative Service
 Fee Rate..........................
Commissions Retained by ZKDI.......  $
Commissions Allowed to Affiliates
 of ZKDI...........................  $
Brokerage Commissions Paid by
 Fund..............................  $
Percent of Brokerage Commissions
 Paid by Fund Allocated on Basis of
 Research/Sales....................

                                      KSTIS                KP
                                     -------   ---------------------------
                                      KPATF     KCRF      KUSMF     KSIGF
                                      -----     ----      -----     -----
Fiscal Year End....................            7/31/97   7/31/97   7/31/97
Management Fees Paid to ZKI........
Effective Management Fee Rate......
Shareholder Service Fees Paid by
 IFTC to ZKSVC.....................
Administrative Service Fees Paid by
 Fund to ZKI.......................
Maximum Administrative Service Fee
 Rate Payable Based on Assets
 Acquired Prior to 10/01/93........
Maximum Administrative Service Fee
 Rate Payable Based on Assets
 Acquired On or After 10/01/93.....
Effective Administrative Service
 Fee Rate..........................
Commissions Retained by ZKDI.......
Commissions Allowed to Affiliates
 of ZKDI...........................
Brokerage Commissions Paid by
 Fund..............................
Percent of Brokerage Commissions
 Paid by Fund Allocated on Basis of
 Research/Sales....................

[KEMPER FUNDS LOGO]
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY 11735

KEMPER INCOME AND CAPITAL PRESERVATION FUND

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 3, 1997

                              The signers of this proxy hereby appoint
                              Donald L. Dunaway and Stephen B. Timbers and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the Joint Special Meeting of Shareholders to be held December 3, 1997, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL PRESERVATION FUND

                             PLEASE VOTE PROMPTLY!

     Your vote is needed!  Please vote below and sign in the space provided.

THE PROXY IS SOLICITED BY THE BOARD OF THE FUND WHICH RECOMMENDS A VOTE "FOR" ALL ITEMS.

1.  To elect the following as trustees:                         For     Withhold     For All
                                                                All       All        Except
                                                                / /       / /         / /

    01) David W. Belin, 02) Lewis A. Burnham, 03) Donald L. Dunaway,
    04) Robert B. Hoffman, 05) Donald R. Jones, 06) Shirley D. Peterson, 07) Daniel Pierce,
    08) William P. Sommers, 09) Edmond D. Villani


    -----------------------------------------------------------------------------------------
    To withhold authority to vote on any individual nominee(s), please print the number(s)
    on the line above.

2.  To ratify the selection of Ernst & Young LLP
    as independent auditors for the                             For      Against     Abstain
    current fiscal year.                                        / /       / /         / /

3.  To approve a new investment management
    agreement with Scudder Kemper Investments,
    Inc. ("SKI") (or with Zurich Kemper
    Investments, Inc. transferable to SKI).                     For      Against     Abstain
                                                                / /       / /         / /

6.  For Class B and Class C shareholders
    only, to approve a new Rule 12b-1
    distribution plan with Zurich                               For      Against     Abstain
    Kemper Distributors, Inc.                                   / /       / /         / /

7.  To approve changes in the Fund's fundamental
    investment policies to permit a master/feeder               For      Against     Abstain
    fund structure.                                             / /       / /         / /

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" ALL ITEMS.

        Signature(s) (All registered owners of accounts shown above must sign.
If signing for a corporation, estate or trust, please indicate your capacity or title.)


-------------------------------------  ----------      ----------------------------------------  ----------
 Signature [PLEASE SIGN WITHIN BOX]       Date                 Signature (Joint Owners)             Date

--------------------------------------------------------------------------------